Statement of Financial Affairs and Schedules of Assets and Liabilities	Exhibit 99.2
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

x
	:	Chapter 11
In re:	:
	:	Case No. 09-11091 (CSS)
VERMILLION, INC.,[1]	:
:
Debtor.	:
:
:
:
x

STATEMENT OF FINANCIAL AFFAIRS AND
SCHEDULES OF ASSETS AND LIABILITIES

[1]	The address of the Debtor’s principal executive offices is 47350 Fremont Blvd., Fremont, California 94538. The Debtor’s EIN is 33-0595156.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

x
	:	Chapter 11
In re:	:
	:	Case No. 09-11091 (CSS)
VERMILLION, INC.,[2]	:
:
Debtor.	:
:
:
:
x

STATEMENT OF FINANCIAL AFFAIRS AND SCHEDULES OF ASSETS
LIABILITIES DECLARATION UNDER PENALTY OF PERJURY
OF GAIL S. PAGE, ON BEHALF OF THE COMPANY
     I, Ms. Gail S. Page, Executive Chair of the Board of Directors of Vermillion, Inc., the above-captioned debtor and debtor-in-possession (the “Debtor”), declare under penalty of perjury that I have reviewed the Debtor’s Statement of Financial Affairs, Summary of Schedules, Schedule A, B, D, E, F, G, and H (collectively, the “Schedules”) and the Global Notes and Statement of Limitations, Methodology and Disclaimer Regarding Debtor’s Statements of Financial Affairs with Schedules, and that they are true and correct to the best of my knowledge, information, and belief.
     Although every effort has been taken to make the Statement of Financial Affairs and Schedules of Assets and Liabilities accurate and complete, because of the magnitude and complexity of the task, inadvertent errors or omissions may exist.
Date: June 11, 2009

Ms. Gail S. Page
Executive Chair of the Board of Directors
Vermillion, Inc.

[2]	The address of the Debtor’s principal executive offices is 47350 Fremont Blvd., Fremont, California 94538. The Debtor’s EIN is 33-0595156.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

x
	:	Chapter 11
In re:	:
	:	Case No. 09-11091 (CSS)
VERMILLION, INC.,	:
:
Debtor.	:
:
:
:
x

GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY
AND DISCLAIMER REGARDING DEBTOR’S STATEMENTS OF FINANCIAL
AFFAIRS WITH SCHEDULES1
     The Schedules of Assets and Liabilities and Statements of Financial Affairs (the “Schedules and Statements”) filed herewith by Vermillion, Inc. (“Vermillion”), the above-captioned debtor and debtor-in-possession (the “Debtor”) were prepared pursuant to section 521 of 11 U.S.C. §§ 101-1532 (as amended and applicable to this bankruptcy case, the “Bankruptcy Code”) and Rule 1007 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) by management of the Debtor and are unaudited. While the Debtor’s management has made every effort to ensure that the Schedules and Statements are accurate and complete based on information that was available at the time of preparation, inadvertent errors or omissions may have occurred. The Schedules and Statements remain subject to further review and verification by the Debtor. Subsequent information may result in material changes in financial and other data contained in the Schedules and Statements. Except as noted in the Schedules and Statements, all asset and liability data is reported as of the close of business on March 30, 2009. The Debtor has used its best efforts to compile the information set forth in the Schedules and Statements from its books and records maintained in the ordinary course of its business. The Debtor reserves its right to amend its Schedules and Statements from time to time as may be necessary or appropriate. These Global Notes and Statement of Limitations, Methodology and Disclaimer Regarding Debtor’s Statements of Financial Affairs with Schedules (the “Global Notes”) are incorporated by reference in, and comprise an integral part of, the Schedules and Statements, and should be referred to and reviewed in connection with any review of the Schedules and Statements.

[1]	A Statement of Financial Affairs and Schedule of Assets of Liabilities for the Debtor begins immediately after these Global Notes.

     1. Description of the Cases. On March 30, 2009 (the “Petition Date”), the Debtor filed its voluntary petition with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) for reorganization under chapter 11 of the Bankruptcy Code under case numbers 09-11091 (CSS) and an order for relief was entered by the Bankruptcy Court. The Debtor is currently operating its business as a debtor in possession under the Bankruptcy Code.
     2. Basis of Presentation. For financial reporting purposes, the Debtor prepares consolidated financial statements, which include financial information for certain of the Debtor’s non-debtor subsidiaries. The Schedules and Statements are unaudited and reflect the Debtor’s best efforts to report the assets and liabilities of the Debtor on an unconsolidated basis. These Schedules and Statements neither purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”), nor are they intended to fully reconcile to the financial statements.
     3. Summary of Significant Reporting Policies. The Schedules and Statements have been signed by Ms. Gail S. Page, Executive Chair of the Board of Directors of Vermillion. In reviewing and signing the Schedules and Statements, Ms Page has necessarily relied upon the efforts, statements and representations of the accounting and non-accounting personnel located at Vermillion’s headquarters. Ms. Page has not (and could not have) personally verified the accuracy of each such statement and representation, including statements and representations concerning amounts owed to creditors.
     The Debtor made its best effort to report asset, liability, disbursement, and other information on the appropriate Schedules and Statements. However, the following qualifications and limitations apply to the Schedules and Statements and the Debtor has adopted the following conventions in the preparation of the Schedules and Statements:
          (a) Reporting Date. Assets reported in the Debtor’s Schedules and Statements are prepared as of the close of business on March 30, 2009, unless otherwise noted. Liabilities are reported in the Debtor’s Schedules and Statements as of the close of business on March 30, 2009.
          (b) Book Value. Each asset and liability of the Debtor is shown on the basis of the book value of the asset or liability in the Debtor’s accounting books and records, unless otherwise noted, rather than the current market values, of such interests in property and/or liabilities.
          (c) Intellectual Property Rights. Inclusion of certain intellectual property shall not be construed as an admission that such intellectual property rights have not been abandoned, have not been terminated or otherwise expired by their terms, or have not been assigned or otherwise transferred pursuant to a sale, acquisition, or other transaction. Accordingly, the Debtor reserves all of its rights with respect to the legal status of such intellectual property rights.
          (d) Causes of Action. The Debtor has not set forth all causes of action against all third parties as assets in their Schedules and Statements. The Debtor reserves all of its

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rights with respect to any causes of action that it may have, and neither these Global Notes nor the Schedules and Statements shall be deemed a waiver of any such causes of action.
          (e) Executory Contracts. The Debtor has not set forth executory contracts as assets in their Schedules and Statements. The Debtor’s executory contracts have been set forth in Schedule G.
          (f) Property and equipment — owned. Unless otherwise noted, owned property and equipment are stated as net book value. The estimated useful lives for the Debtor’s assets are up to eight (8) years for other fixtures and equipment and leasehold improvements are depreciated over a eight (8) year period or the life of the lease, whichever is less. The leases are identified in the Debtor’s Schedule G of Executory Contracts. For tax reporting purposes, all assets were recorded using straight line methods of depreciation. Inasmuch as the Debtor calculates depreciation and amortization monthly, the Schedules and Statements reflect monthly depreciation and amortization through March 30, 2009.
          (g) Property and equipment — leased. In the ordinary course of its business, the Debtor leases equipment and computer hardware and software from certain third-party lessors. Any such leases are set forth in the Schedules and Statements. Nothing in the Schedules and Statements is or shall be construed as an admission or determination as to the legal status of any lease (including whether any lease is a true lease or a financing arrangement), and the Debtor reserves all rights with respect to any of such issues.
          (h) Payments to Creditors and Insiders. On Statement of Financial Affairs 3c and 23, the Debtor has not scheduled payments made to employees who may be deemed officers where the employees function in a purely ministerial role and have no material inside information.
          (i) Interests in Subsidiaries and Affiliates. Vermillion owns directly or indirectly eleven subsidiaries and/or affiliates. Equity interests in subsidiaries and affiliates primarily arise from common stock ownership or partnership interests. The Debtor’s “Schedule B-Personal Property” lists the Debtor’s ownership interests, if any, in subsidiaries and affiliates. For purposes of these Schedules and Statements, the Debtor has listed the value of some ownership interests as undetermined because the fair market value of such stock or interests is dependent on numerous variables and factors and may differ significantly from the net book value.
          (j) Financial Statements. Vermillion is a publicly traded corporation whose common shares were traded as of the Petition Date on the OTC Bulletin Board under the symbol “VRML.” Prior to the Petition Date, Vermillion publicly filed periodic reports with the United States Securities & Exchange Commission.
          (k) Schedule D:
               (i) Except as otherwise agreed pursuant to a stipulation or agreed order or any other order entered by the Bankruptcy Court, the Debtor reserves its rights to dispute or challenge the validity, perfection, or immunity from avoidance of any lien purported to be granted or perfected in any specific asset to a secured creditor listed on Schedule D of the

3

Schedules and Statements. Moreover, although the Debtor has scheduled claims of certain creditors as secured claims, the Debtor reserves all rights to dispute or challenge the secured nature of any such creditor’s claim or the characterization of the structure of any such transaction, or any document or instrument related to such creditor’s claim.
               (ii) No claim set forth on Schedule D of the Schedules and Statements is intended to acknowledge claims of creditors that are otherwise satisfied or discharged by other entities. The descriptions provided in Schedule D are intended only to be a summary. Reference to the applicable loan agreements and related documents is necessary for a complete description of the collateral and the nature, extent, and priority of any liens. Nothing in the Global Notes or the Schedules and Statements shall be deemed a modification or interpretation of the terms of such agreements. Holders of secured claims by virtue of holding setoff rights against the Debtor are not included on Schedule D. To the extent that the Debtor is a party to capital leases, the Debtor has treated those leases as executory contracts, which may be shown on Schedule G. However, the Debtor reserves its rights to assert that such capital leases are secured financings, rather than unexpired leases.
          (l) Schedule F. No claim set forth on Schedule F of the Schedules and Statements is intended to acknowledge claims of creditors that are otherwise satisfied or discharged by other entities. The descriptions provided in Schedule F are intended only to be a summary. Nothing in the Global Notes or the Schedules and Statements shall be deemed a modification or interpretation of the terms of such agreements. The claims of individual creditors for, among other things, merchandise, goods, services, or taxes are listed at the amounts listed on the Debtor’s books and records and may not reflect credits or allowances due from such creditor. The Debtor reserves all of its rights respecting such credits and allowances. The dollar amounts listed may be exclusive of contingent and unliquidated amounts. The Debtor expressly incorporates by reference into Schedule F all parties to pending and potential pending litigation listed in the Debtor’s Statements as contingent, unliquidated, and disputed claims to the extent not already listed on Schedule F. All parties to executory contracts, including those listed on Schedule G, are holders of contingent and unliquidated unsecured claims arising from (i) obligations under those executory contracts and/or (ii) rejection damages in the event that such executory contract is rejected. Not all such claims are duplicated on Schedule F.
          (m) Schedule G:
               (i) While every effort has been made to ensure the accuracy of the Schedule of Executory Contracts, inadvertent errors or omissions may have occurred. The Debtor hereby reserves all of its rights to dispute the validity, status, or enforceability of any contracts, agreements, or leases set forth in Schedule G and to amend or supplement such Schedule as necessary.
               (ii) The contracts, agreements, and leases listed on Schedule G may have expired or may have been modified, amended, or supplemented from time to time by various amendments, restatements, waivers, estoppel certificates, letters, and other documents, instruments, and agreements that may not be listed therein. Certain of the real property leases listed on Schedule G may contain renewal options, guarantees of payment, options to purchase, rights of first refusal, rights to lease additional space, and other miscellaneous rights. Such

4

rights, powers, duties, and obligations are not set forth on Schedule G. Certain of the executory agreements may not have been memorialized and could be subject to dispute. Schedule G does not include stand alone purchase orders for goods or equipment or nondisclosure agreements. Additionally, the Debtor may be parties to various other agreements concerning real property, such as easements, rights of way, subordination, non-disturbance and attornment agreements, supplemental agreements, amendments/letter agreements, title documents, consents, site plans, maps, and other miscellaneous agreements. Such documents are not set forth in Schedule G. Certain of the agreements listed on Schedule G may be in the nature of conditional sales agreements or secured financings.
               (iii) The presence of a contract or agreement on this schedule does not constitute an admission that such contract or agreement is an executory contract or unexpired lease. The Debtor reserves all of its rights, claims, and causes of action with respect to the contracts and agreements listed on these Schedules.
          (n) Statement of Financial Affairs. Both questions 3c and 23 in the statement of financial affairs request information regarding payments to insiders. The Debtor has listed payroll related payments and loan repayments to its insiders in response to question 3c and 23.
     4. Employee Claims. The Bankruptcy Court entered an order (the “401K Order”) granting authority to the Debtor to pay prepetition obligations owed in connection with the Debtor’s 401K Plan. Pursuant to such 401K Order, the Debtor believes that any employee claims for prepetition amounts owed in connection with the 401K plan either have been satisfied or are in the process of being satisfied. The Debtor believes that no other prepetition employee wage, salary, benefit, or other employee claims are outstanding. Accordingly, employee claims for amounts owing as of the end of the day on March 30, 2009, that have been paid or that are intended to be paid have not been included in the Schedules and Statements. The Debtor has listed its employees on Schedules E and/or F as having unliquidated claims that cover accrued vacation and/or bonuses.
     5. Disputed, Contingent, and/or Unliquidated Claims. Schedules D, E, and F permit the Debtor to designate a claim as disputed, contingent, and/or unliquidated. A failure to designate a claim on any of these schedules as disputed, contingent, and/or unliquidated does not constitute an admission that such claim is not subject to objection. The Debtor reserves the right to dispute, or assert offsets or defenses to any claim reflected on these Schedules as to nature, amount, liability, or status or to otherwise subsequently designate any claim as disputed, contingent, or unliquidated.
     6. Insurance. Vermillion maintains general liability insurance policies, and various other insurance policies, on behalf of the Debtor. A listing of all such insurance policies is set forth on Schedule G.

5

     7. Global Notes Control. In the event that the Schedules and Statements differ from the foregoing Global Notes, the Global Notes shall control.
***END OF GLOBAL NOTES***
**SCHEDULES AND STATEMENTS BEGIN ON THE FOLLOWING PAGE**

6

B7 (Official Form 7) (12/07)
United States Bankruptcy Court
District of Delaware

In re	Vermillion, Inc.		Case No.	09-11091

		Debtor(s)	Chapter	11

STATEMENT OF FINANCIAL AFFAIRS
               This statement is to be completed by every debtor. Spouses filing a joint petition may file a single statement on which the information for both spouses is combined. If the case is filed under chapter 12 or chapter 13, a married debtor must furnish information for both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed. An individual debtor engaged in business as a sole proprietor, partner, family farmer, or self-employed professional, should provide the information requested on this statement concerning all such activities as well as the individual’s personal affairs. To indicate payments, transfers and the like to minor children, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. § 112; Fed. R. Bankr. P. 1007(m).
               Questions 1 — 18 are to be completed by all debtors. Debtors that are or have been in business, as defined below, also must complete Questions 19 — 25. If the answer to an applicable question is “None,” mark the box labeled “None.” If additional space is needed for the answer to any question, use and attach a separate sheet properly identified with the case name, case number (if known), and the number of the question.
DEFINITIONS
               “In business.” A debtor is “in business” for the purpose of this form if the debtor is a corporation or partnership. An individual debtor is “in business” for the purpose of this form if the debtor is or has been, within six years immediately preceding the filing of this bankruptcy case, any of the following: an officer, director, managing executive, or owner of 5 percent or more of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or self-employed full-time or part-time. An individual debtor also may be “in business” for the purpose of this form if the debtor engages in a trade, business, or other activity, other than as an employee, to supplement income from the debtor’s primary employment.
               “Insider.” The term “insider” includes but is not limited to: relatives of the debtor; general partners of the debtor and their relatives; corporations of which the debtor is an officer, director, or person in control; officers, directors, and any owner of 5 percent or more of the voting or equity securities of a corporate debtor and their relatives; affiliates of the debtor and insiders of such affiliates; any managing agent of the debtor. 11 U.S.C. § 101.

1. Income from employment or operation of business

State the gross amount of income the debtor has received from employment, trade, or profession, or from operation of the debtor’s business, including part-time activities either as an employee or in independent trade or business, from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor’s fiscal year.) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

AMOUNT $167,539	SOURCE Service Contract Revenue

2. Income other than from employment or operation of business

None ☑	State the amount of income received by the debtor other than from employment, trade, profession, or operation of the debtor’s business during the two years immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income for each spouse whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

	AMOUNT	SOURCE

Software Copyright (c) 1996-2007 Best Case Solutions, Inc. — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

3. Payments to creditors

None ☑	Complete a. or b., as appropriate, and c.
a. Individual or joint debtor(s) with primarily consumer debts. List all payments on loans, installment purchases of goods or services, and other debts to any creditor made within 90 days immediately preceding the commencement of this case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $600. Indicate with an (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and creditor counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS	DATES OF		AMOUNT STILL
OF CREDITOR	PAYMENTS	AMOUNT PAID	OWING

b. Debtor whose debts are not primarily consumer debts: List each payment or other transfer to any creditor made within 90 days immediately preceding the commencement of the case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $5,475. If the debtor is an individual, indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and creditor counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

AMOUNT
	DATES OF	PAID OR
NAME AND ADDRESS OF CREDITOR	PAYMENTS/	VALUE OF	AMOUNT STILL
See attached file — Form 7, question 3-b	TRANSFERS	TRANSFERS	OWING

c. All debtors: List all payments made within one year immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR AND
RELATIONSHIP TO DEBTOR			AMOUNT STILL
See attached file — Form 7, question 3-c	DATE OF PAYMENT	AMOUNT PAID	OWING

4. Suits and administrative proceedings, executions, garnishments and attachments

a. List all suits and administrative proceedings to which the debtor is or was a party within one year immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

CAPTION OF SUIT		COURT OR AGENCY	STATUS OR
AND CASE NUMBER	NATURE OF PROCEEDING	AND LOCATION	DISPOSITION
See attached file — Form 7,
question 4-a

None ☑	b. Describe all property that has been attached, garnished or seized under any legal or equitable process within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF PERSON FOR WHOSE BENEFIT PROPERTY WAS SEIZED	DATE OF SEIZURE	DESCRIPTION AND VALUE OF PROPERTY

5. Repossessions, foreclosures and returns

None ☑	List all property that has been repossessed by a creditor, sold at a foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR OR SELLER	DATE OF REPOSSESSION, FORECLOSURE SALE, TRANSFER OR RETURN	DESCRIPTION AND VALUE OF PROPERTY

Software Copyright (c) 1996-2007 Best Case Solutions, Inc. — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

6. Assignments and receiverships

None ☑	a. Describe any assignment of property for the benefit of creditors made within 120 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include any assignment by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

DATE OF
NAME AND ADDRESS OF ASSIGNEE	ASSIGNMENT	TERMS OF ASSIGNMENT OR SETTLEMENT

None ☑	b. List all property which has been in the hands of a custodian, receiver, or court-appointed official within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND LOCATION
NAME AND ADDRESS	OF COURT	DATE OF	DESCRIPTION AND VALUE OF
OF CUSTODIAN	CASE TITLE & NUMBER	ORDER	PROPERTY

7. Gifts

None ☑	List all gifts or charitable contributions made within one year immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient. (Married debtors filing under chapter 12 or chapter 13 must include gifts or contributions by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF	RELATIONSHIP TO		DESCRIPTION AND
PERSON OR ORGANIZATION	DEBTOR, IF ANY	DATE OF GIFT	VALUE OF GIFT

8. Losses

None ☑	List all losses from fire, theft, other casualty or gambling within one year immediately preceding the commencement of this case or since the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include losses by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

DESCRIPTION OF CIRCUMSTANCES AND, IF
DESCRIPTION AND VALUE	LOSS WAS COVERED IN WHOLE OR IN PART
OF PROPERTY	BY INSURANCE, GIVE PARTICULARS	DATE OF LOSS

9. Payments related to debt counseling or bankruptcy

List all payments made or property transferred by or on behalf of the debtor to any persons, including attorneys, for consultation concerning debt consolidation, relief under the bankruptcy law or preparation of the petition in bankruptcy within one year immediately preceding the commencement of this case.

	DATE OF PAYMENT,	AMOUNT OF MONEY
NAME AND ADDRESS	NAME OF PAYOR IF OTHER	OR DESCRIPTION AND VALUE
OF PAYEE	THAN DEBTOR	OF PROPERTY
Paul, Hastings, Janofsky	3/25/09	$170,000.00
Womble Carlyle Sandridge & Rice, PLLC	3/27/09	$30,000.00

10. Other transfers

None ☑	a. List all other property, other than property transferred in the ordinary course of the business or financial affairs of the debtor, transferred either absolutely or as security within two years immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF TRANSFEREE,		DESCRIBE PROPERTY TRANSFERRED
RELATIONSHIP TO DEBTOR	DATE	AND VALUE RECEIVED

Software Copyright (c) 1996-2007 Best Case Solutions, Inc. — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

None ☑	b. List all property transferred by the debtor within ten years immediately preceding the commencement of this case to a self-settled trust or similar device of which the debtor is a beneficiary.

AMOUNT OF MONEY OR DESCRIPTION AND
NAME OF TRUST OR OTHER	DATE(S) OF	VALUE OF PROPERTY OR DEBTOR'S INTEREST
DEVICE	TRANSFER(S)	IN PROPERTY

11. Closed financial accounts

List all financial accounts and instruments held in the name of the debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments; shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions. (Married debtors filing under chapter 12 or chapter 13 must include information concerning accounts or instruments held by or for either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

TYPE OF ACCOUNT, LAST FOUR
	DIGITS OF ACCOUNT NUMBER,	AMOUNT AND DATE OF SALE
NAME AND ADDRESS OF INSTITUTION	AND AMOUNT OF FINAL BALANCE	OR CLOSING
Wells Fargo Bank	Savings account	September 29, 2008, $90,994.63

12. Safe deposit boxes

None ☑	List each safe deposit or other box or depository in which the debtor has or had securities, cash, or other valuables within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include boxes or depositories of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAMES AND ADDRESSES
NAME AND ADDRESS OF BANK	OF THOSE WITH ACCESS	DESCRIPTION	DATE OF TRANSFER OR
OR OTHER DEPOSITORY	TO BOX OR DEPOSITORY	OF CONTENTS	SURRENDER, IF ANY

13. Setoffs

None ☑	List all setoffs made by any creditor, including a bank, against a debt or deposit of the debtor within 90 days preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATE OF SETOFF	AMOUNT OF SETOFF

14. Property held for another person

None ☑	List all property owned by another person that the debtor holds or controls.

DESCRIPTION AND VALUE OF
NAME AND ADDRESS OF OWNER	PROPERTY	LOCATION OF PROPERTY

15. Prior address of debtor

If the debtor has moved within three years immediately preceding the commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case. If a joint petition is filed, report also any separate address of either spouse.

ADDRESS:	NAME USED	DATES OF OCCUPANCY
6611 Dumbarton Circle Fremont, CA 94555	Vermillion Inc	Aug, 2000 — July 2008

Software Copyright (c) 1996-2007 Best Case Solutions, Inc. — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

16. Spouses and Former Spouses

None ☑	If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within eight years immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state.

NAME

17. Environmental Information.

For the purpose of this question, the following definitions apply:

“Environmental Law” means any federal, state, or local statute or regulation regulating pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land, soil, surface water, groundwater, or other medium, including, but not limited to, statutes or regulations regulating the cleanup of these substances, wastes, or material.

“Site” means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites.

“Hazardous Material” means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, or contaminant or similar term under an Environmental Law

None ☑	a. List the name and address of every site for which the debtor has received notice in writing by a governmental unit that it may be liable or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known, the Environmental Law:

	NAME AND ADDRESS OF	DATE OF	ENVIRONMENTAL
SITE NAME AND ADDRESS	GOVERNMENTAL UNIT	NOTICE	LAW

None ☑	b. List the name and address of every site for which the debtor provided notice to a governmental unit of a release of Hazardous Material. Indicate the governmental unit to which the notice was sent and the date of the notice.

	NAME AND ADDRESS OF	DATE OF	ENVIRONMENTAL
SITE NAME AND ADDRESS	GOVERNMENTAL UNIT	NOTICE	LAW

None ☑	c. List all judicial or administrative proceedings, including settlements or orders, under any Environmental Law with respect to which the debtor is or was a party. Indicate the name and address of the governmental unit that is or was a party to the proceeding, and the docket number.

NAME AND ADDRESS OF
GOVERNMENTAL UNIT	DOCKET NUMBER	STATUS OR DISPOSITION

18 . Nature, location and name of business

a. If the debtor is an individual, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partner in a partnership, sole proprietor, or was self-employed in a trade, profession, or other activity either full- or part-time within six years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case.

If the debtor is a partnership, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within six years immediately preceding the commencement of this case.

If the debtor is a corporation, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case.

Software Copyright (c) 1996-2007 Best Case Solutions, Inc. — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

LAST FOUR DIGITS OF
SOCIAL-SECURITY OR
OTHER INDIVIDUAL
	TAXPAYER-I.D. NO.			BEGINNING AND
NAME	(ITIN)/ COMPLETE EIN	ADDRESS	NATURE OF BUSINESS	ENDING DATES
Ciphergen Biosystems Inc Vermillion, Inc See attached file- Form 7, question 18-a	33-0595156	6611 Dumbarton Circle, Fremont, CA 94555 47350 Fremont Blvd., Fremont, CA 94538	Business is dedicated to the discovery, development and commercialization of novel high-value diagnostic tests that help physicians diagnose, treat and improve outcomes for patients	Originally incorporated in California on December 9, 1993, filled chapter 11 on March 31, 2009

None	b. Identify any business listed in response to subdivision a., above, that is “single asset real estate” as defined in 11 U.S.C. § 101.

NAME	ADDRESS
     The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been, within six years immediately preceding the commencement of this case, any of the following: an officer, director, managing executive, or owner of more than 5 percent of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership, a sole proprietor or self-employed in a trade, profession, or other activity, either full- or part-time.
     (An individual or joint debtor should complete this portion of the statement only if the debtor is or has been in business, as defined above, within six years immediately preceding the commencement of this case. A debtor who has not been in business within those six years should go directly to the signature page.)

19. Books, records and financial statements

a. List all bookkeepers and accountants who within two years immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

NAME AND ADDRESS	DATES SERVICES RENDERED
The company itself

b. List all firms or individuals who within the two years immediately preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

NAME	ADDRESS	DATES SERVICES RENDERED
PricewaterhouseCoopers LLP	Ten Almaden Blvd, Suite 1600, San Jose, CA 95113	Year end and quarter end

c. List all firms or individuals who at the time of the commencement of this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

NAME	ADDRESS
The company (debtor itself)	47350 Fremont Blvd. Fremont, CA 94538

None ☑	d. List all financial institutions, creditors and other parties, including mercantile and trade agencies, to whom a financial statement was issued by the debtor within two years immediately preceding the commencement of this case.

NAME AND ADDRESS	DATE ISSUED

Software Copyright (c) 1996-2007 Best Case Solutions, Inc. — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

20. Inventories

None ☑	a. List the dates of the last two inventories taken of your property, the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

DOLLAR AMOUNT OF INVENTORY
DATE OF INVENTORY	INVENTORY SUPERVISOR	(Specify cost, market or other basis)

None ☑	b. List the name and address of the person having possession of the records of each of the two inventories reported in a., above.

NAME AND ADDRESSES OF CUSTODIAN OF INVENTORY
DATE OF INVENTORY	RECORDS

21 . Current Partners, Officers, Directors and Shareholders

None ☑	a. If the debtor is a partnership, list the nature and percentage of partnership interest of each member of the partnership.

NAME AND ADDRESS	NATURE OF INTEREST	PERCENTAGE OF INTEREST

b. If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting or equity securities of the corporation.

		NATURE AND PERCENTAGE
NAME AND ADDRESS	TITLE	OF STOCK OWNERSHIP
PAGE, Gail	Executive Chairman of the Board of
47350 Fremont Blvd, Fremont, CA 94539	Directors

Burns, James	Director
47350 Fremont Blvd, Fremont, CA 94539

HAMILTON, John	Director
47350 Fremont Blvd, Fremont, CA 94539

Highbridge International LLC	Stockholder	7.29%
9W 57th Street, 27th Floor, New York, NY 10019

Ironwood Investment Management, LLC	Stockholder	13.13%
21 Custom House Street, Suite 240 Boston, MA 02110

OppenheirmerFunds, Inc	Stockholder	10.08%
225 Liberty Street, New York, NY 10281

Phronesis Partners, L.P	Stockholder	10.38%
180 E Broad Street # 1704, Columbus, OH 43215

Quest Diagnostics, Inc.	Stockholder	13.48%
3 Giralda Farms, Madison, NJ 07940

Falcon Technology Partners L.P	Stockholder	6.88%
600 Dorset Road, Devon, PA 19333

22 . Former partners, officers, directors and shareholders

None ☑	a. If the debtor is a partnership, list each member who withdrew from the partnership within one year immediately preceding the commencement of this case.

NAME	ADDRESS	DATE OF WITHDRAWAL

Software Copyright (c) 1996-2007 Best Case Solutions, Inc. — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

b. If the debtor is a corporation, list all officers, or directors whose relationship with the corporation terminated within one year immediately preceding the commencement of this case.

NAME AND ADDRESS	TITLE	DATE OF TERMINATION
CONWAY, Kenneth J.
REDACTED	Director	March 25, 2009

DALAL, Rajen
REDACTED	Director	March 30, 2009

RATHMANN, James L.
REDACTED	Executive Chairman	March 25, 2009

YOUNG, John A
REDACTED	Lead Outside Director	March 26, 2009

PAGE, Gail
REDACTED	President, CEO	March 27, 2009

FUNG, Eric
REDACTED	Chief Scientific Officer	March 19, 2009

SHORTER, Simon
REDACTD	VP- Business Development	March 27, 2009

ZHOU, Qun
REDACTED	Interim CFO	March 27, 2009

23. Withdrawals from a partnership or distributions by a corporation

None	If the debtor is a partnership or corporation, list all withdrawals or distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other perquisite during one year immediately preceding the commencement of this case.

NAME & ADDRESS		AMOUNT OF MONEY OR
OF RECIPIENT,	DATE AND PURPOSE	DESCRIPTION AND
RELATIONSHIP TO DEBTOR	OF WITHDRAWAL	VALUE OF PROPERTY
See attached file, Form 7, question 23

24. Tax Consolidation Group.

None ☑	If the debtor is a corporation, list the name and federal taxpayer identification number of the parent corporation of any consolidated group for tax purposes of which the debtor has been a member at any time within six years immediately preceding the commencement of the case.

NAME OF PARENT CORPORATION	TAXPAYER IDENTIFICATION NUMBER (EIN)

25. Pension Funds.

None ☑	If the debtor is not an individual, list the name and federal taxpayer identification number of any pension fund to which the debtor, as an employer, has been responsible for contributing at any time within six years immediately preceding the commencement of the case.

NAME OF PENSION FUND	TAXPAYER IDENTIFICATION NUMBER (EIN)

Software Copyright (c) 1996-2007 Best Case Solutions, Inc. — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION OR PARTNERSHIP
I declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct to the best of my knowledge, information and belief.

Date June 11, 2009	Signature	/s/ Gail S. Page
Gail S. Page
Executive Chairman of the Board of Directors

[An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.]
Penalty for making a false statement: Fine of up to $500,000 or imprisonment for up to 5 years, or both. 18 U.S.C. §§ 152 and 3571

Software Copyright (c) 1996-2007 Best Case Solutions, Inc. — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

Form 7, question 3-b
CHECK HISTORY REPORT JANUARY 1, 2009 — MARCH 31, 2009

VENDOR NAME	ADDRESS	Payment Date	Amount Paid	Amount Still Owing	Payment Method
ABFO	P.O. BOX 2103, Fremont CA 94536-0103	1/29/2009	250	0	Check
ALAMEDA COUNTY	P.O. Box N,Alameda CA 94501-0108	1/29/2009	775	0	Check
ALLIED WASTE SERVICES #9	P.O. BOX 78829, Phoenix AZ 85062-8829	1/8/2009	1,991.14	0	Check
ALLIED WASTE SERVICES #9	P.O. BOX 78829, Phoenix AZ 85062-8829	2/13/2009	1,991.14	0	Check
ALLIED WASTE SERVICES #9	P.O. BOX 78829, Phoenix AZ 85062-8829	3/13/2009	1,991.14	0	Check
AMERICAN EXPRESS	2975 W. Corporate Lakes Blvd., Weston FL 33331-3626	1/8/2009	2,290.97	0	Check
AMERICAN EXPRESS	2976 W. Corporate Lakes Blvd., Weston FL 33331-3626	2/13/2009	7,888.01	0	Check
AMERICAN EXPRESS	2977 W. Corporate Lakes Blvd., Weston FL 33331-3626	3/13/2009	878.31	0	Check
AMERICAN EXPRESS CO.	P.O. Box 360001, Ft. Lauderdale FL 33336-0001	1/29/2009	4,969.00	0	Check
AMERICAN EXPRESS CO.	P.O. Box 360001, Ft. Lauderdale FL 33336-0001	2/13/2009	309.4	0	Check
ANTHEM BLUE CROSS	P.O. BOX 54630, Los Angeles CA 90054-0630	1/29/2009	11,427.00	0	Check
ANTHEM BLUE CROSS	P.O. BOX 54630, Los Angeles CA 90054-0630	2/27/2009	8,778.00	0	Check
ANTHEM BLUE CROSS	P.O. BOX 54630, Los Angeles CA 90054-0630	3/13/2009	6,824.00	0	Check
APPLIED CLINICAL INTELLI	225 City Avenue, Suite 15, Bala Cynwyd PA 19004	2/27/2009	5,000.00	0	Check
AT & T MOBILITY	P.O. BOX 9004, Carol Stream IL 60197-9004	1/29/2009	1,739.75	0	Check
AT & T MOBILITY	P.O. BOX 9004, Carol Stream IL 60197-9004	2/27/2009	2,119.43	0	Check
AT & T MOBILITY	P.O. BOX 9004, Carol Stream IL 60197-9004	3/13/2009	1,538.37	0	Check
AT&T	P.O. BOX 5019, Carol Stream IL 60197-5019	1/8/2009	505.75	0	Check
AT&T	PAYMENT CENTER, Sacramento CA 95887-0001	1/8/2009	100.41	0	Check
AT&T	PAYMENT CENTER, Sacramento CA 95887-0001	1/29/2009	1,185.28	0	Check
AT&T	P.O. BOX 5019, Carol Stream IL 60197-5019	2/13/2009	874.65	0	Check
AT&T	PAYMENT CENTER, Sacramento CA 95887-0001	2/13/2009	842.88	0	Check
AT&T	P.O. BOX 5019, Carol Stream IL 60197-5019	2/27/2009	404.16	0	Check
BARKHURST, DAVID	REDACTED	1/12/2009	1,136.74	0	Check
BARKHURST, DAVID	REDACTED	1/29/2009	640	0	Check
BARKHURST, DAVID	REDACTED	2/13/2009	120	0	Check
BAY ALARM COMPANY	P.O. BOX 7137,San Francisco CA 94120-7137	1/29/2009	339	0	Check
BOWNE OF LOS ANGELES, IN	P.O. Box 79358, City of Industry CA 91716-9358	2/13/2009	4,191.00	0	Check
BOWNE OF LOS ANGELES, IN	P.O. Box 79358, City of Industry CA 91716-9358	2/27/2009	1,405.00	0	Check
BOWNE OF LOS ANGELES, IN	P.O. Box 79358, City of Industry CA 91716-9358	3/13/2009	413	0	Check
CALIFORNIA BOARD OF	P.O. Box 942879, Sacramento CA 94279-6009	1/21/2009	3,098.00	0	Wire Transfer
CAREY INTERNATIONAL INC.	P.O. Box 631414, Baltimore MD 21263-1414	1/29/2009	670.77	0	Check
CARRUTHERS, SUSAN D.	REDACTED	1/15/2009	72.62	0	Direct Deposit
CARRUTHERS, SUSAN D.	REDACTED	2/27/2009	107.64	0	Direct Deposit
CARRUTHERS, SUSAN D.	REDACTED	3/13/2009	85.04	0	Direct Deposit
CHAVEZ, JESUS N.	REDACTED	1/21/2009	1,645.00	0	Check
CHAVEZ, JESUS N.	REDACTED	1/29/2009	87.5	0	Check
CHAVEZ, JESUS N.	REDACTED	2/27/2009	61.25	0	Check
CINTAS DOCUMENT MANAGEME	P.O. Box 633842, Cincinnati OH 45263-3842	1/29/2009	140.35	0	Check
CINTAS DOCUMENT MANAGEME	P.O. Box 633842, Cincinnati OH 45263-3842	2/27/2009	70	0	Check
CIT TECHNOLOGY FIN SERV,	P.O. Box 100706, Pasadena CA 91189-0706	1/8/2009	336.82	0	Check
CIT TECHNOLOGY FIN SERV,	P.O. Box 100706, Pasadena CA 91189-0706	1/29/2009	336.82	0	Check
CIT TECHNOLOGY FIN SERV,	P.O. Box 100706, Pasadena CA 91189-0706	3/13/2009	336.82	0	Check
CONEXIS	P.O. Box 5547, Orange CA 92863-5547	1/15/2009	40	0	Check
CONEXIS	P.O. Box 5547, Orange CA 92863-5547	2/13/2009	40	0	Check

VENDOR NAME	ADDRESS	Payment Date	Amount Paid	Amount Still Owing	Payment Method
CONEXIS	P.O. Box 5547, Orange CA 92863-5547	3/13/2009	40	0	Check
CONTROL SOLUTIONS	400 Amherst St. Suite 201, Nashua NH 03063	2/13/2009	13,760.00	0	Check
CREECH, WILLIAM B.	2237 Mount Vernon Lane, Auburn AL 36830	1/29/2009	6,490.41	0	Check
CREECH, WILLIAM B.	2237 Mount Vernon Lane, Auburn AL 36830	2/13/2009	3,687.50	0	Check
CREECH, WILLIAM B.	2237 Mount Vernon Lane, Auburn AL 36830	3/13/2009	4,125.00	0	Check
CRUTCHER, GILLIAN	REDACTED	3/13/2009	82.52	0	Direct Deposit
CRUTCHER, GILLIAN	REDACTED	3/31/2009	125.05	0	Direct Deposit
CT CORPORATION	P.O. Box 4349, Carol Stream IL 60197-4349	1/8/2009	618	0	Check
DELAWARE SECRETARY OF ST	Corporation Trust Center,1209 Orange Street, Wilmington DE 19801	2/26/2009	21,093.64	0	Check
DELOITTE TAX LLP	P.O. BOX 2079,Carol Stream IL 60132-2079	1/8/2009	20,000.00	0	Check
DELOITTE TAX LLP	P.O. BOX 2079,Carol Stream IL 60132-2079	2/13/2009	25,000.00	0	Check
DELOITTE TAX LLP	P.O. BOX 2079,Carol Stream IL 60132-2079	2/27/2009	5,000.00	0	Check
DELOITTE TAX LLP	P.O. BOX 2079,Carol Stream IL 60132-2079	3/13/2009	5,000.00	0	Check
DELOITTE TOUCHE TOHMATSU	8/F Office Tower W2,1 East Chang An Avenue, Beijing 100738, PRC	1/6/2009	4,204.00	0	Wire Transfer
E*TRADE FINANCIAL	P.O. Box 3512, Arlington VA 22203	2/27/2009	5,098.23	0	Check
EDWARDS & ANGELL LLP	P.O. BOX 40956, Hartford CT 06150-0956	1/8/2009	59,863.20	0	Check
ENDSIGHT	1440 Fourth Street Suite B, Berkeley CA 94710	1/29/2009	5,100.00	0	Check
ENDSIGHT	1440 Fourth Street Suite B, Berkeley CA 94710	2/13/2009	5,175.00	0	Check
ENDSIGHT	1440 Fourth Street Suite B, Berkeley CA 94710	2/27/2009	100	0	Check
EXEC-U-CARE	P.O. BOX 533204, Atlanta GA 30353-3204	1/15/2009	1,110.56	0	Check
EXEC-U-CARE	P.O. BOX 533204, Atlanta GA 30353-3204	1/29/2009	919.67	0	Check
FACILITIES MAINTENANCE S	266 Gifford Avenue, San Jose CA 95110	1/29/2009	987	0	Check
FACILITIES MAINTENANCE S	266 Gifford Avenue, San Jose CA 95110	2/27/2009	459.77	0	Check
FEDEX ERS	P.O. Box 371741, Pittsburgh PA 15250-7741	1/8/2009	349.74	0	Check
FEDEX ERS	P.O. Box 371741, Pittsburgh PA 15250-7741	1/29/2009	692.08	0	Check
FEDEX ERS	P.O. Box 371741, Pittsburgh PA 15250-7741	2/27/2009	213.33	0	Check
FEDEX ERS	P.O. Box 371741, Pittsburgh PA 15250-7741	3/13/2009	222.02	0	Check
FIDELITY INVESTMENTS	P.O. Box 73307, Chicago IL 60673-7307	2/27/2009	637	0	Check
FIDELITY MANAGEMENT TRUS	100 Crosby Parkway,Mailzone KC1F-E, Covington KY 41015-4323	1/29/2009	1,793.23	0	Check
FPRS DEPOSITORY ACCOUNT	P.O. Box 73307, Chicago IL 60673-7307	1/8/2009	2,277.50	0	Auto-Debit
FPRS DEPOSITORY ACCOUNT	P.O. Box 73307, Chicago IL 60673-7307	1/20/2009	12,891.62	0	Auto-Debit
FPRS DEPOSITORY ACCOUNT	P.O. Box 73307, Chicago IL 60673-7307	2/4/2009	21,913.98	0	Auto-Debit
FPRS DEPOSITORY ACCOUNT	P.O. Box 73307, Chicago IL 60673-7307	2/19/2009	13,000.57	0	Auto-Debit
FUNG, ERIC	REDACTED	1/15/2009	346.29	0	Direct Deposit
FUNG, ERIC	REDACTED	2/27/2009	2,822.69	0	Direct Deposit
GADOL, NANCY	301 Molton Ave. San Carlos CA 94070	2/13/2009	3,375.00	0	Check
GLOBAL CROSSING CONFEREN	Dept. 518, Denver CO 80291-0518	1/29/2009	583.71	0	Check
GLOBAL CROSSING CONFEREN	Dept. 518, Denver CO 80291-0518	2/13/2009	107.65	0	Check
GLOBAL CROSSING CONFEREN	Dept. 518, Denver CO 80291-0518	3/13/2009	103.64	0	Check
GOUFFRANT, CECILE	280 41st Street, Oakland CA 94611	1/29/2009	2,100.00	0	Check
GOUFFRANT, CECILE	280 41st Street, Oakland CA 94611	2/27/2009	1,050.00	0	Check
HAMILTON, JOHN F.	REDACTED	3/25/2009	5,000.00	0	Check
HARPER, MARIBETH R.	REDACTED	1/29/2009	236.25	0	Check
HARRIS, PAUL C.	3022 184th PI. SE, Bothell WA 98012	2/13/2009	1,125.00	0	Check
HYMAN, PHELPS & MCNAMARA	700 13th Street, Suite 1200, Washington DC 20005	1/29/2009	8,100.00	0	Check
HYMAN, PHELPS & MCNAMARA	700 13th Street, Suite 1200, Washington DC 20005	2/27/2009	840	0	Check
IMAGINE CENTER L.P.	911 Ranch Rd 620 North Suite 100, Lakeway TX 78734	1/8/2009	240	0	Check
IRON MOUNTAIN	P.O. BOX 601002, Los Angeles CA 90060-1002	1/29/2009	665.02	0	Check
IRON MOUNTAIN	P.O. BOX 601002, Los Angeles CA 90060-1002	2/13/2009	370.66	0	Check

VENDOR NAME	ADDRESS	Payment Date	Amount Paid	Amount Still Owing	Payment Method
IRON MOUNTAIN	P.O. BOX 601002, Los Angeles CA 90060-1002	3/13/2009	290.72	0	Check
JOHNS HOPKINS UNIVERSITY	JHU CENTRAL LOCKBOX, Bank of America, 12529 Collections Center Drive, Chicago IL 60693	1/29/2009	42,915.00	0	Check
JOHNS HOPKINS UNIVERSITY	JHU CENTRAL LOCKBOX, Bank of America, 12529 Collections Center Drive, Chicago IL 60693	1/30/2009	50,000.00	0	Check
JOHNS HOPKINS UNIVERSITY	JHU CENTRAL LOCKBOX, Bank of America, 12529 Collections Center Drive, Chicago IL 60693	2/13/2009	40,000.00	0	Check
JONES, JAMES V.	REDACTED	2/13/2009	4,071.13	0	Check
LAND ROVER CAPITAL GROUP	Department #193901, P.O. BOX 55000, Detroit MI 48255-1939	1/8/2009	1,363.77	0	Check
LAND ROVER CAPITAL GROUP	Department #193901, P.O. BOX 55000, Detroit MI 48255-1939	1/29/2009	1,363.77	0	Check
LAND ROVER CAPITAL GROUP	Department #193901, P.O. BOX 55000, Detroit MI 48255-1939	2/27/2009	1,363.77	0	Check
LANDESS, TINA M.	REDACTED	1/21/2009	1,600.00	0	Check
LANDESS, TINA M.	REDACTED	1/21/2009	1,600.00	0	Check
MESSAGELABS, INC.	512 Seventh Avenue 6th Floor, New York NY 10018	1/29/2009	337.5	0	Check
MOE, RHONDA	1022 Ocean Ln,Imperial Beach CA 91932	1/29/2009	1,235.00	0	Check
MOE, RHONDA	1023 Ocean Ln,Imperial Beach CA 91932	2/13/2009	390	0	Check
MONTGOMERY PROFESSIONAL	File #031052, P.O. BOX 60000, San Francisco CA 94160	1/8/2009	7,830.00	0	Check
MONTGOMERY PROFESSIONAL	File #031052, P.O. BOX 60000, San Francisco CA 94160	1/29/2009	12,060.00	0	Check
MONTGOMERY PROFESSIONAL	File #031052, P.O. BOX 60000, San Francisco CA 94160	2/13/2009	13,140.00	0	Check
MONTGOMERY PROFESSIONAL	File #031052, P.O. BOX 60000, San Francisco CA 94160	2/27/2009	5,760.00	0	Check
MONTGOMERY PROFESSIONAL	File #031052, P.O. BOX 60000, San Francisco CA 94160	3/17/2009	8,640.00	0	Check
NAIR & CO	Whitefriars, Lewins Mead, Bristol BS1 2NT, UK	2/10/2009	17,000.00	0	Wire Transfer
NAIR & CO	Whitefriars, Lewins Mead, Bristol BS1 2NT, UK	2/27/2009	20,000.00	0	Wire Transfer
NAIR & CO	Whitefriars, Lewins Mead, Bristol BS1 2NT, UK	3/9/2009	7,000.00	0	Wire Transfer
NATIONAL ONCOLOGY ALLIAN	750 Lindaro Street, Suite 350, San Rafael CA 94901	1/8/2009	25,000.00	0	Check
NELDA WELLS SPEARS	TRAVIS CNTY TAX ASSESSOR-COL, 5501 AIRPORT BLVD, P.O. BOX 149326, Austin TX 78714-9326	1/29/2009	65.3	0	Check
OFFICE DEPOT	P.O. Box 70001, Los Angeles CA90074-0001	1/29/2009	195.36	0	Check
OFFICE DEPOT	P.O. Box 70001, Los Angeles CA90074-0001	2/13/2009	39.11	0	Check
P G & E	Box 997300, Sacramento CA 95899-7300	1/29/2009	1,217.77	0	Check
P G & E	Box 997300, Sacramento CA 95899-7300	2/13/2009	1,341.67	0	Check
PAGE, GAIL	REDACTED	1/15/2009	707.62	0	Direct Deposit
PAGE, GAIL	REDACTED	2/27/2009	812.72	0	Direct Deposit
PALLIS, KATHERINE C.	87 Encantado Loop, Santa Fe NM 87508	1/29/2009	5,524.20	0	Check
PAUL, HASTINGS, JANOFSKY	55 Second Street, 24th Floor, San Francisco CA 94105-3441	1/8/2009	48,000.00	0	Check
PAUL, HASTINGS, JANOFSKY	55 Second Street, 24th Floor, San Francisco CA 94105-3441	2/6/2009	50,663.23	0	Check
PAUL, HASTINGS, JANOFSKY	55 Second Street, 24th Floor, San Francisco CA 94105-3441	2/13/2009	11,501.25	0	Check
PAUL, HASTINGS, JANOFSKY	55 Second Street, 24th Floor, San Francisco CA 94105-3441	2/27/2009	15,000.00	0	Check
PAUL, HASTINGS, JANOFSKY	55 Second Street, 24th Floor, San Francisco CA 94105-3441	3/13/2009	5,000.00	0	Check
PAUL, HASTINGS, JANOFSKY	55 Second Street, 24th Floor, San Francisco CA 94105-3441	3/25/2009	170,000.00	0	Wire Transfer
PITNEY BOWES GLOBAL	P.O. Box 856460, Louisville KY 40285-6460	3/13/2009	931.96	0	Check
PR NEWSWIRE	G.P.O. BOX 5897, New York NY 10087-5897	1/29/2009	1,060.50	0	Check
PRAXAIR DISTRIBUTION, IN	Dept LA 21511, Pasadena CA 91185-1511	1/29/2009	52.19	0	Check
PRAXAIR DISTRIBUTION, IN	Dept LA 21511, Pasadena CA 91185-1511	3/13/2009	26.46	0	Check
PRECISIONMED INC.	132 N. Acacia Avenue, Solana Beach CA 92075	1/8/2009	4,341.00	0	Check
PRECISIONMED INC.	132 N. Acacia Avenue, Solana Beach CA 92075	2/27/2009	5,000.00	0	Check
PRICEWATERHOUSECOOPERS L	P.O. Box 31001-0068, Pasadena CA 91110-0068	2/13/2009	7,675.00	0	Check
PRICEWATERHOUSECOOPERS L	P.O. Box 31001-0068, Pasadena CA 91110-0068	3/13/2009	5,000.00	0	Check
PRINCIPAL LIFE GROUP	P.O. BOX 14513, Des Moines IA 50306-3513	1/15/2009	1,004.26	0	Check
PRINCIPAL LIFE GROUP	P.O. BOX 14513, Des Moines IA 50306-3513	2/27/2009	1,071.90	0	Check
PRINCIPAL LIFE INSURANCE	P.O. BOX 10372, Des Moines IA 50306-3513	1/15/2009	1,203.70	0	Check
PRINCIPAL LIFE INSURANCE	P.O. BOX 10372, Des Moines IA 50306-3513	2/13/2009	1,203.70	0	Check
PRINCIPAL LIFE INSURANCE	P.O. BOX 10372, Des Moines IA 50306-3513	2/13/2009	812.65	0	Check

VENDOR NAME	ADDRESS	Payment Date	Amount Paid	Amount Still Owing	Payment Method
PRINCIPAL LIFE INSURANCE	P.O. BOX 10372, Des Moines IA 50306-3513	2/27/2009	608.66	0	Check
PROCESSWORKS	250 N. Patrick Blvd Suite 125, Brookfield WI 53045	1/29/2009	1,479.95	0	Check
PROCESSWORKS INC.	P.O.Box 712748, Cincinnati OH 45271-2748	1/15/2009	604	0	Check
PROCESSWORKS INC.	P.O.Box 712748, Cincinnati OH 45271-2748	2/13/2009	50	0	Check
PROCESSWORKS INC.	P.O.Box 712748, Cincinnati OH 45271-2748	3/13/2009	50	0	Check
PROLOGIS LIMITED PARTNER	4545 Airport Way, Denver CO 80239	1/29/2009	9,076.06	0	Check
PROLOGIS LIMITED PARTNER	4545 Airport Way, Denver CO 80239	2/27/2009	9,076.06	0	Check
PROLOGIS LIMITED PARTNER	4545 Airport Way, Denver CO 80239	3/13/2009	9,076.06	0	Check
PUBLIC STORAGE	24211-FREMONT/ALBRAE, 42101 Albrae Street, Fremont CA 94538-3123	1/29/2009	257	0	Check
PUBLIC STORAGE, INC.	1096 FAIR OAKS AVENUE, SUNNYVALE CA 94089	2/27/2009	255	0	Check
PUBLIC STORAGE, INC.	1096 FAIR OAKS AVENUE, SUNNYVALE CA 94089	3/13/2009	255	0	Check
PURCHASE POWER	P.O. BOX 856042, Louisville KY 40285-6042	1/8/2009	206.99	0	Check
QUEST DIAGNOSTICS, INC.	P.O. Box 5001, Collegeville PA 19426	1/5/2009	34,931.51	0	Wire Transfer
QUEST DIAGNOSTICS, INC.	P.O. Box 5001, Collegeville PA 19426	2/11/2009	31,849.31	0	Wire Transfer
QUINN EMANUEL URQUHART	865 South Figueroa Street 10th Floor, Los Angeles CA 90017	1/8/2009	18,060.89	0	Check
QUINN EMANUEL URQUHART	865 South Figueroa Street 10th Floor, Los Angeles CA 90017	2/27/2009	1,079.36	0	Check
SCHULMAN ASSOCIATES	4290 Glendale-Milford Rd. Cincinnati OH 45242	1/29/2009	1,475.00	0	Check
SHORTER, SIMON	REDACTED	1/15/2009	227.28	0	Direct Deposit
SHORTER, SIMON	REDACTED	2/27/2009	343.97	0	Direct Deposit
SHORTER, SIMON	REDACTED	3/13/2009	155.11	0	Direct Deposit
SHORTER, SIMON	REDACTED	3/31/2009	44.99	0	Direct Deposit
SIGMA-ALDRICH, INC.	P.O. BOX 535182, Atlanta GA 30353-5182	3/13/2009	108.13	0	Check
STANFORD UNIVERSITY	Department #44439, P.O. BOX 44000, San Francisco CA 94144-4439	1/29/2009	1,216.00	0	Check
STERICYCLE INC.	P.O. Box 9001589, Louisville KY 40290-1589	1/29/2009	1,001.22	0	Check
STERICYCLE INC.	P.O. Box 9001589, Louisville KY 40290-1589	2/13/2009	500.61	0	Check
STERICYCLE INC.	P.O. Box 9001589, Louisville KY 40290-1589	3/13/2009	500.61	0	Check
TESTORFF, CHARLOTTE	1841 Alburn Place, El Dorado Hills CA 95762	1/21/2009	3,000.00	0	Check
TESTORFF, CHARLOTTE	1841 Alburn Place, El Dorado Hills CA 95762	1/29/2009	3,000.00	0	Check
TESTORFF, CHARLOTTE	1841 Alburn Place, El Dorado Hills CA 95762	3/25/2009	1,500.00	0	Check
THOMSON FINANCIAL LLC	195 Broadway 7th Floor, New York NY 10007	2/13/2009	3,551.00	0	Check
TOWNSEND & TOWNSEND ET A	TWO EMBARCADERO CENTER 8TH FLOOR, SAN FRANCISCO CA 94111-3834	1/8/2009	3,101.74	0	Check
US BANK	60 Livingston Avenue, Saint Paul MN 55107	1/5/2009	15,762.05	0	Wire Transfer
VISION SERVICE PLAN — (C	P.O. BOX 45210, San Francisco CA 94145-5210	1/15/2009	104.85	0	Check
VISION SERVICE PLAN — (C	P.O. BOX 45210, San Francisco CA 94145-5210	1/29/2009	87.48	0	Check
VISION SERVICE PLAN — (C	P.O. BOX 45210, San Francisco CA 94145-5210	2/27/2009	87.48	0	Check
Vo, Kristy	REDACTED	1/29/2009	2,640.00	0	Check
Vo, Kristy	REDACTED	2/27/2009	1,320.00	0	Check
VWR INTERNATIONAL INC.	P.O. BOX 31001-1257, Pasadena CA 91110-1257	1/29/2009	403.58	0	Check
Wells Fargo of CA Ins. S	Dept. 33457 PO Box 39000, San Francisco CA 94139	3/13/2009	6,123.25	0	Check
WELLS FARGO SHAREOWNER S	P.O. Box 64875, St. Paul MN 55164-0875	2/13/2009	1,407.00	0	Check
WOMBLE CARLYLE SANDRIDGE	222 Delaware Avenue, Suite 1501 Wilmington, DE 19801	3/27/2009	30,000.00	0	Wire Transfer
YIP, CHRISTINE I.	REDACTED	3/13/2009	1,850.28	0	Direct Deposit
YIP, CHRISTINE I.	REDACTED	3/31/2009	28.98	0	Direct Deposit
ZHANG, DR. ZHEN	14104 Big Branch Drive, Dayton MD 21036	1/29/2009	332.96	0	Check

Report Total			1,148,345.32

Form 7, question 3-c

Name	Address	Relationship	Date of Payment	Total Amount Paid	Amount Still Owing	Payment Method
John Hamilton	REDACTED	Director	$10,000 on 11/21/08, $5,000 on 3/25/09	15,000.00	0	Check

Gail Page	REDACTED	Director/President & CEO	3/15/08, 3/31/08, 4/15/08, 4/30/08, 5/15/08, 5/31/08, 6/15/08, 6/30/08, 7/15/08, 7/31/08, 8/15/08, 8/31/08, 9/15/08, 9/30/08, 10/15/08, 10/31/08, 11/15/08, 11/30/08, 12/15/08, 12/31/08, 1/15/09, 1/31/09, 2/15/09, 2/28/09, 3/15/09, 3/27/09	471,568.88	0	Semi-monthly Payroll Direct Deposit

Eric Fung	REDACTED	VP & Chief Science Officer	3/15/08, 3/31/08, 4/15/08, 4/30/08, 5/15/08, 5/31/08, 6/15/08, 6/30/08, 7/15/08, 7/31/08, 8/15/08, 8/31/08, 9/15/08, 9/30/08, 10/15/08, 10/31/08, 11/15/08, 11/30/08, 12/15/08, 12/31/08, 1/15/09, 1/31/09, 2/15/09, 2/28/09, 3/15/09, 3/19/09	250,520.22	0	Semi-monthly Payroll Direct Deposit

Simon Shorter	REDACTED	VP of Business Development	3/15/08, 3/31/08, 4/15/08, 4/30/08, 5/15/08, 5/31/08, 6/15/08, 6/30/08, 7/15/08, 7/31/08, 8/15/08, 8/31/08, 9/15/08, 9/30/08, 10/15/08, 10/31/08, 11/15/08, 11/30/08, 12/15/08, 12/31/08, 1/15/09, 1/31/09, 2/15/09, 2/28/09, 3/15/09, 3/27/09	225,515.00	0	Semi-monthly Payroll Direct Deposit

Qun Zhou	REDACTED	Interim CFO & Corporate Controller	3/15/08, 3/31/08, 4/15/08, 4/30/08, 5/15/08, 5/31/08, 6/15/08, 6/30/08, 7/15/08, 7/31/08, 8/15/08, 8/31/08, 9/15/08, 9/30/08, 10/15/08, 10/31/08, 11/15/08, 11/30/08, 12/15/08, 12/31/08, 1/15/09, 1/31/09, 2/15/09, 2/28/09, 3/15/09, 3/27/09	171,684.40	0	Semi-monthly Payroll Direct Deposit

Form 7, question 4-a
Parties of Litigation involving Vermillion

Case	Plaintiff	Defendant	Nature of Proceeding	Case #	Court	Plaintiff Contact	Address	Tel	Fax
MAS Litigation	Molecular Analytical Systems	Vermillion Bio-Rad	MAS alleges that Vermillion is in breach of its license agreement with MAS relating to SELDI technology	H032845	Court of Appeal of the State of California, Sixth Appellate District	Steve Ellenberg Law Offices of Steven A. Ellenberg Defendant Contact for MAS case Melissa Baily Quinn Emanuel Urquhart Oliver & Hedges, LLP	125 South Market St. Suite 1001 San Jose, CA 95113 50 California Street, 22nd Floor San Francisco, CA 94111	408-998-8500 ext 202 (415) 875-6336	408-998-8503 (415) 875-6700

OPCO Litigation	Vermillion Inc	Oppenheimer & Co	Vermillion charges OPCO for mismanagement of Vermillion funds in OPCO account	09-00486	FINRA Dispute Resolution	Scott J. Link Richard L. Stone Ackerman, Link & Sartory, P.A. Defendant Contact for OPCO case David Bartholomew Palmer, Lombardi & Donohue, LLP	222 Lakeview Avenue Suite 1250 — Esperante West Palm Beach, FL 33401 888 West 6th Street 12th Floor Los Angeles, CA 90017	561-838-4100 (213) 688-0430	561-838-5305

Form 7, question 18-b
Foreign Subsidiaries

	Vermillion
Name of Entity	Ownership	Description
Ciphergen Biosystems GmbH ( Germany )	100%	Entity was set up as the sales organization for ProteinChip systems when the company was still Ciphergen Biosystems.
Entity had no operation activities since late 2006 after the company sold the Protein Chip tool business to Bio-Rad.
		Entity is in the final stage of liquidation at the time of filing.

Ciphergen Biosystems S.r.l ( Italy )	100%	Same as CB GmbH

Ciphergen Biosystems EURL ( France)	100%	Same as CB GmbH

Ciphergen (Beijing) Biosystems Co., Ltd. ( China )	100%	Same as CB GmbH

Ciphergen Biosystems Ltd. (UK)	100%	Already Liquidated

Ciphergen Biosystems A/S ( Denmark )	100%	Already Liquidated

Ciphergen Biosystems AG ( Switzerland )	100%	Already Liquidated

Ciphergen Biosystems KK ( Japan )	100%	Entity was set up as the sales organization for ProteinChip systems when the company was still Ciphergen Biosystems.
		Entity had no operation activities since late 2006 after the company sold the Protein Chip tool business to Bio-Rad.

Ciphergen Biosystems International Inc.	100%	Germany, France, Italy subsidiaries operates under CBII

Ciphergen Technologies Inc	100%	Inactive US company

Illumesys Pacific Inc	100%	Inactive US company

Form 7, question 23

Name	Address	Relationship	Date	Purpose	Stock Options	Grant Price
James Burns	REDACTED	Director	06/11/08	Annual Grant	18,000	$2.04

			10/28/08	Grant in lieu of Cash Payment	12,500	$0.75
Kenneth Conway	REDACTED	Director	06/11/08	Annual Grant	20,500	$2.04

			10/28/08	Grant in lieu of Cash Payment	12,500	$0.75
Rajen Dalal	REDACTED	Director	06/11/08	Annual Grant	20,500	$2.04

			10/28/08	Grant in lieu of Cash Payment	12,500	$0.75
John Hamilton	REDACTED	Director	06/11/08	New member Grant	30,000	$2.04
James Rathmann	REDACTED	Chairman of the Board	06/11/08	Annual Grant	28,000	$2.04

			10/28/08	Grant in lieu of Cash Payment	12,500	$0.75
John Young	REDACTED	Director	06/11/08	Annual Grant	18,000	$2.04

			10/28/08	Grant in lieu of Cash Payment	12,500	$0.75
Gail Page	REDACTED	Director/President & CEO	07/18/08	Annual Grant	125,000	$2.30
Eric Fung	REDACTED	VP & Chief Science Officer	07/18/08	Annual Grant	40,000	$2.30
Simon Shorter	REDACTED	VP of Business Development	07/18/08	Annual Grant	20,000	$2.30
Qun Zhou	REDACTED	Interim CFO & Corporate Controller	07/18/08	Annual Grant	10,000	$2.30

B6 Summary (Form 6 — Summary) (12/07)
United States Bankruptcy Court
District of Delaware

In re	Vermillion, Inc.		Case No.	09-11091

		Debtor(s)	Chapter	11

SUMMARY OF SCHEDULES
Indicate as to each schedule whether that schedule is attached and state the number of pages in each. Report the totals from Schedules A, B, D, E, F, I, and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor’s assets. Add the amounts of all claims from Schedules D, E, and F to determine the total amount of the debtor’s liabilities. Individual debtors also must complete the “Statistical Summary of Certain Liabilities and Related Data” if they file a case under chapter 7,11, or 13.

	ATTACHED	NO. OF
NAME OF SCHEDULE	(YES/NO)	SHEETS	ASSETS	LIABILITIES	OTHER
A — Real Property	Yes		$0.00
B — Personal Property	Yes		$1,229,353.95
C — Property Claimed as Exempt	No
D — Creditors Holding Secured Claims	Yes			$10,000,000.00
E — Creditors Holding Unsecured Priority Claims (Total of Claims on Schedule E)	Yes			$0.00
F — Creditors Holding Unsecured Nonpriority Claims	Yes			$21,749,642.25
G — Executory Contracts and Unexpired Leases	Yes
H — Codebtors	Yes
I — Current Income of Individual Debtor(s)	No				$	N/A
J — Current Expenditures of Individual Debtor(s)	No				$	N/A

TOTAL			$1,229,353.95	$31,749,642.35

United States Bankruptcy Court
District of Delaware

In re	Vermillion, Inc.		Case No.	09-11091

		Debtor(s)	Chapter	11

STATISTICAL SUMMARY OF CERTAIN LIABILITIES AND RELATED DATA (28 U.S.C. § 159)
     If you are an individual debtor whose debts are primarily consumer debts, as defined in § 101(8) of the Bankruptcy Code (11 U.S.C. § 101(8)), filing a case under chapter 7, 11 or 13, you must report all information requested below.
     ☑ Check this box if you are an individual debtor whose debts are NOT primarily consumer debts. You are not required to report any information here.

B6A (Official Form 6A) (12/07)

In re	Vermillion, Inc.		Case No.	09-11091

Debtor(s)
SCHEDULE A — REAL PROPERTY
     Except as directed below, list all real property in which the debtor has any legal, equitable, or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor’s own benefit. If the debtor is married, state whether the husband, wife, both, or the marital community own the property by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the debtor holds no interest in real property, write “None” under “Description and Location of Property.”
     Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G — Executory Contracts and Unexpired Leases.
     If an entity claims to have a lien or hold a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write “none” in the column labeled “Amount of Secured Claim.”
     If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C — Property Claimed as Exempt.

CURRENT VALUE
OF DEBTOR’S
		HUSBAND,	INTEREST IN
		WIFE,	PROPERTY, WITHOUT
DESCRIPTION AND		JOINT,	DEDUCTING ANY	AMOUNT OF
LOCATION OF	NATURE OF DEBTOR’S	OR	SECURED CLAIM	SECURED
PROPERTY	INTEREST IN PROPERTY	COMMUNITY	OR EXEMPTION	CLAIM
-NONE-
		Total:	$0.00

(Report also on Summary of Schedules)

Sheet 1 of 1 total sheets in Schedule of Real Property

Software Copyright (c) 1996-2008 Best Case Solutions — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

B6B (Official Form 6B) (12/07)
In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
SCHEDULE B — PERSONAL PROPERTY
     Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an ‘X’ in the appropriate position in the column labeled ‘None’. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is married, state whether the husband, wife, both, or the marital community own the property by placing an ‘H,’ ‘W,’ ‘J,’ or ‘C’ in the column labeled ‘HWJC.’ If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C — Property Claimed as Exempt.
     Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G — Executory Contracts and Unexpired Leases.
If the property is being held for the debtor by someone else, state that person’s name and address under ‘Description and Location of Property.’ If the property is being held for a minor child, simply state the child’s initials and the name and address of the child’s parent or guardian, such as ‘A.B., a minor child, by John Doe, guardian.’ Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007 (m).

				CURRENT VALUE OF
				DEBTOR’S INTEREST IN
				PROPERTY, WITHOUT
				DEDUCTING ANY SECURED
TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HWJC	CLAIM OR EXEMPTION
1. Cash on hand.	X
2. Checking, savings or other financial accounts, certificates of deposit or shares in banks, savings and loan, thrift, building and loan, and homestead associations, or credit unions, brokerage houses, or cooperatives.
		As of 3/31/09 Silicon Valley Bank Oppenheimer - Money market Oppenheimer - Investment		$ $	610,214.31 3,701.57 (Book value $1m)
3. Security deposits with public utilities, telephone companies, landlords, and others.		LC for Landlord - SVB			$100,000
4. Household goods and furnishings, including audio, video, and computer equipment.	X
		Subtotal (Total on this page)			$713,915.88

Footnote:

(1)

B6B (Official Form 6B) (12/07) — Cont.
In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
SCHEDULE B — PERSONAL PROPERTY
(Continuation Sheet)

CURRENT VALUE OF
DEBTOR’S INTEREST IN
PROPERTY, WITHOUT
DEDUCTING ANY SECURED
TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HWJC	CLAIM OR EXEMPTION
5. Books; pictures and other art objects; antiques; stamp, coin, record, tape, compact disc, and other collections or collectibles.	X
6. Wearing apparel.	X
7. Furs and jewelry.	X
8. Firearms and sports, photographic, and other hobby equipment.	X
9. Interests in insurance policies. Name insurance company of each policy and itemize surrender or refund value of each.	X
10. Annuities. Itemize and name each issuer.	X
		Subtotal (Total on this page)		$0

Footnote:

(2)

B6B (Official Form 6B) (12/07) — Cont.
In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
SCHEDULE B — PERSONAL PROPERTY
(Continuation Sheet)

CURRENT VALUE OF
DEBTOR’S INTEREST IN
PROPERTY, WITHOUT
DEDUCTING ANY SECURED
TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HWJC	CLAIM OR EXEMPTION
11. Interests in an education IRA as defined in 26 U.S.C. § 530(b)(1) or under a qualified State tuition plan as defined in 26 U.S.C. § 529(b)(1). Give particulars. (File separately the record(s) of any such interest(s). 11 U.S.C. § 521(c).)
X
12. Interests in IRA, ERISA, Keogh, or other pension or profit sharing plans. Give particulars.	X
13. Stock and interests in incorporated and unincorporated businesses. Itemize.		Ciphergen Biosystems International Inc. ( CBII) Ciphergen Technologies Inc Illumesys Pacific Inc		100% owned subsidiary of Vermillion, set up for international sales for tool business already sold in late 2006 100% owned subsidiary of Vermillion, inactive Same as above
		Ciphergen Biosystems GmbH ( Germany )		100% owned by CBII, in process of liquidation
		Ciphergen Biosystems S.r.l ( Italy )		Same as GmbH
		Ciphergen Biosystems EURL ( France)		Same as GmbH
		Ciphergen (Beijing) Biosystems Co., Ltd. ( China )		100% owned subsidiary of Vermillion, in process of liquidation
		Ciphergen Biosystems KK ( Japan )		100% owned subsidiary of Vermillion,
14. Interests in partnerships or joint ventures. Itemize.	X
15. Government and corporate bonds and other negotiable and nonnegotiable instruments.	X

		Subtotal (Total on this page)		$0

B6B (Official Form 6B) (12/07) — Cont.
In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
SCHEDULE B — PERSONAL PROPERTY
(Continuation Sheet)

CURRENT VALUE OF
DEBTOR’S INTEREST IN
PROPERTY, WITHOUT
DEDUCTING ANY SECURED
TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HWJC	CLAIM OR EXEMPTION
16. Accounts Receivable.	X
17. Alimony, maintenance, support, and property settlements to which the debtor is or may be entitled. Give particulars.	X
18. Other liquidated debts owed to debtor including tax refunds. Give particulars.	X
19. Equitable or future interests, life estates, and rights or powers exercisable for the benefit of the debtor other than those listed in Schedule A — Real Property.	X
20. Contingent and noncontingent interests in estate of a decedent, death benefit plan, life insurance policy, or trust.	X
21. Other contingent and unliquidated claims of every nature, including tax refunds, counterclaims of the debtor, and rights to setoff claims. Give estimated value of each.		Vermilion vs Oppenheimer & Co. Vermillion charges OPCO for mismanagement of Vermillion funds in OPCO account		unknown
		Subtotal (Total on this page)		$0

B6B (Official Form 6B) (12/07) — Cont.
In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
SCHEDULE B — PERSONAL PROPERTY
(Continuation Sheet)

CURRENT VALUE OF
DEBTOR’S INTEREST IN
PROPERTY, WITHOUT
DEDUCTING ANY SECURED
TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HWJC	CLAIM OR EXEMPTION
22. Patents, copyrights, and other intellectual property. Give particulars.		See Exhibit 1
23. Licenses, franchises, and other general intangibles. Give particulars.		See Exhibit 2
24. Customer lists or other compilations containing personally identifiable information (as defined in 11 U.S.C. § 101 (41A)) provided to the debtor by individuals in connection with obtaining a product or service from the debtor primarily for personal, family, or household purposes.
X
25. Automobiles, trucks, trailers, and other vehicles and accessories.	X
26. Boats, motors, and accessories.	X
27. Aircraft and accessories.	X
		Subtotal (Total on this page)		$0

B6B (Official Form 6B) (12/07) — Cont.
In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
SCHEDULE B — PERSONAL PROPERTY
(Continuation Sheet)

CURRENT VALUE OF
DEBTOR’S INTEREST IN
PROPERTY, WITHOUT
DEDUCTING ANY SECURED
TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HWJC	CLAIM OR EXEMPTION
28. Office equipment, furnishings, and supplies.		See Exhibit 3
29. Machinery, fixtures, equipment, and supplies used in business.		See Exhibit 3		As of 3/31/09, book value of $515,438.07
30. Inventory.	X
31. Animals.	X
32. Crops — growing or harvested. Give particulars.	X
33. Farming equipment and implements.	X
		Subtotal (Total on this page)		$515,438.07

B6B (Official Form 6B) (12/07) — Cont.
In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
SCHEDULE B — PERSONAL PROPERTY
(Continuation Sheet)

				CURRENT VALUE OF
				DEBTOR’S INTEREST IN
				PROPERTY, WITHOUT
				DEDUCTING ANY SECURED
TYPE OF PROPERTY	NONE	DESCRIPTION AND LOCATION OF PROPERTY	HWJC	CLAIM OR EXEMPTION
34. Farm supplies, chemicals, and feed.	X
35. Other personal property of any kind not already listed. Itemize.	X
		Subtotal (Total on this page)		$0

		Total		$1,229,353.95

(Include amounts from any continuation
sheets attached. Report total also on
Summary of Schedules.)
Footnote:

(3)

In re: Vermillion Inc.	Case No. 09-11091
Schedule B — Exhibit 1

						Earliest Priority Date -
					Filing Date - date of	ie provisional filing
					filing specific	date (for publication,
					application (nat’l phase,	request for			Status/Expected
	Vermillion File No.	Ctry	Genealogy	Application No.	div, con, etc.)	examination, etc.)	Title	Inventors	Actions	Publication #	Published	Patent No.	Issued	Expires
1	016866-008110 US	US	National Phase of PCT/US02/28152	10/487,978	Feb 27, 2004	Aug 30, 2001	METHOD OF DIAGNOSING NEPHROTIC SYNDROME	Naohisa TOMOSUGI	ISSUED	US 2005-0260678 A1	Nov 24, 2005	7,297,556	Nov 20, 2007	Dec 24, 2023
2	016866-011550 EP	EP	National Phase of PCT/US2004/37994	04810948.2	Nov 06, 2004	Nov 07, 2003	BIOMARKERS FOR ALZHEIMER’S DISEASE	Huw Alun DAVIES, James Norton McGUIRE, Anja Hviid SIMONSEN, Kaj BLENNOW, and Vladimir N. PODUST	PENDING	EP 1694816 A2	Aug 30, 2006			Nov 06, 2024
3	016866-011550 JP	JP	National Phase of PCT/US2004/37994	2006-538558	Nov 06, 2004	Nov 07, 2003	BIOMARKERS FOR ALZHEIMER’S DISEASE	Huw Alun DAVIES, James Norton McGUIRE, Anja Hviid SIMONSEN, Kaj BLENNOW, and Vladimir N. PODUST	PENDING					Nov 06, 2024
4	016866-011550 US	US	Claims Priority from 60/518,360, 60/526,753, 60/546,423 (012600), 60/547,250, 60/558,896 (012610), 60/572,617, and 60/586,503	10/982,545	Nov 06, 2004	Nov 07, 2003	BIOMARKERS FOR ALZHEIMER’S DISEASE	Huw Alun DAVIES, James Norton McGUIRE, Anja Hviid SIMONSEN, Kaj BLENNOW, and Vladimir N. PODUST	PENDING	US 2005-0244890 A1	Nov 03, 2005			Nov 06, 2024
5	016866-015110 AU	AU	National Phase of PCT/US2005/18728	2005253081	May 26, 2005	Jun 03, 2004	BIOMARKERS FOR PERIPHERAL ARTERY DISEASE	Eric T. FUNG, John P. COOKE, Xiao-Ying MENG, Tai-Tung YIP, and Fujun ZHANG	PENDING — TTC to Req Exam in late Oct 2008					May 26, 2025
6	016866-015110 CA	CA	National Phase of PCT/US2005/18728	2568976	May 26, 2005	Jun 03, 2004	BIOMARKERS FOR PERIPHERAL ARTERY DISEASE	Eric T. FUNG, John P. COOKE, Xiao-Ying MENG, Tai-Tung YIP, and Fujun ZHANG	PENDING					May 26, 2025
7	016866-015110 CN	CN	National Phase of PCT/US2005/18728	200580026416.x	May 26, 2005	Jun 03, 2004	BIOMARKERS FOR PERIPHERAL ARTERY DISEASE	Eric T. FUNG, John P. COOKE, Xiao-Ying MENG, Tai-Tung YIP, and Fujun ZHANG	PENDING	CN 101002084A	Jul 18, 2007			May 26, 2025
8	016866-015110 EP	EP	National Phase of PCT/US2005/18728	05753615.3	May 26, 2005	Jun 03, 2004	BIOMARKERS FOR PERIPHERAL ARTERY DISEASE	Eric T. FUNG, John P. COOKE, Xiao-Ying MENG, Tai-Tung YIP, and Fujun ZHANG	PENDING	EP 1756554 A1	Feb 28, 2007			May 26, 2025
9	016866-015110 HK	HK	Based on EP 05753615.3	07109214.4	May 26, 2005	Jun 03, 2004	BIOMARKERS FOR PERIPHERAL ARTERY DISEASE	Eric T. FUNG, John P. COOKE, Xiao-Ying MENG, Tai-Tung YIP, and Fujun ZHANG	PENDING					May 26, 2025
10	016866-015110 JP	JP	National Phase of PCT/US2005/18728	2007-515387	May 26, 2005	Jun 03, 2004	BIOMARKERS FOR PERIPHERAL ARTERY DISEASE	Eric T. FUNG, John P. COOKE, Xiao-Ying MENG, Tai-Tung YIP, and Fujun ZHANG	PENDING					May 26, 2025
11	016866-015110 US	US	National Phase of PCT/US2005/18728	11/597,667	Nov 22, 2006	Jun 03, 2004	BIOMARKERS FOR PERIPHERAL ARTERY DISEASE	Eric T. FUNG, John P. COOKE, Xiao-Ying MENG, Tai-Tung YIP, and Fujun ZHANG	PENDING					May 26, 2025

Earliest Priority Date -
					Filing Date - date of	ie provisional filing
					filing specific	date (for publication,
					application (nat’l phase,	request for			Status/Expected
	Vermillion File No.	Ctry	Genealogy	Application No.	div, con, etc.)	examination, etc.)	Title	Inventors	Actions	Publication #	Published	Patent No.	Issued	Expires
12	016866-018010 EP	EP	Claims Priority from PCT/US2006/13727	06749933.5	Apr 11, 2006	Apr 19, 2005	SAPOSIN D AND FAM3C ARE BIOMARKERS FOR ALZHEIMER’S DISEASE	Huw Alun DAVIES, Kaj BLENNOW, James McGUIRE, Vladimir PODUST, and Anja Hviid SIMONSEN	PENDING — Seq List filed in Jun 2008					Apr 11, 2026
13	016866-018010 HK	HK	Claims Priority from PCT/US2006/13727		Apr 11, 2006	Apr 19, 2005	SAPOSIN D AND FAM3C ARE BIOMARKERS FOR ALZHEIMER’S DISEASE	Huw Alun DAVIES, Kaj BLENNOW, James McGUIRE, Vladimir PODUST, and Anja Hviid SIMONSEN	PENDING					Apr 11, 2026
14	016866-018010 JP	JP	Claims Priority from PCT/US2006/13727	2008-507718	Apr 11, 2006	Apr 19, 2005	SAPOSIN D AND FAM3C ARE BIOMARKERS FOR ALZHEIMER’S DISEASE	Huw Alun DAVIES, Kaj BLENNOW, James McGUIRE, Vladimir PODUST, and Anja Hviid SIMONSEN	PENDING					Apr 11, 2026
15	016866-018010 US	US	Claims Priority from PCT/US2006/13727	11/911,962	Oct 18, 2007	Apr 19, 2005	SAPOSIN D AND FAM3C ARE BIOMARKERS FOR ALZHEIMER’S DISEASE	Huw Alun DAVIES, Kaj BLENNOW, James McGUIRE, Vladimir PODUST, and Anja Hviid SIMONSEN	PENDING — Seq List filed in Jun 2008; awaiting first OA					Apr 11, 2026
16	016866-018110 EP	EP	National Phase of PCT/US2006/23044	06784840.8	Jun 13, 2006	Jun 16, 2005	FRAGMENT OF NEUROSECRETORY PROTEIN VGF AS A BIOMARKER FOR ALZHEIMER’S DISEASE	Huw Alun DAVIES, Kaj BLENNOW, James McGUIRE, Vladimir N. PODUST, and Anja Hviid SIMONSEN	PENDING	WO 2006/138325 A2	Dec 28, 2006			Jun 13, 2026
17	016866-018110 HK	HK	National Phase of PCT/US2006/23044	08104640.8	Jun 13, 2006	Jun 16, 2005	FRAGMENT OF NEUROSECRETORY PROTEIN VGF AS A BIOMARKER FOR ALZHEIMER’S DISEASE	Huw Alun DAVIES, Kaj BLENNOW, James McGUIRE, Vladimir N. PODUST, and Anja Hviid SIMONSEN	PENDING	WO 2006/138325 A2	Dec 28, 2006			Jun 13, 2026
18	016866-018110 JP	JP	National Phase of PCT/US2006/23044	2008-517032	Jun 13, 2006	Jun 16, 2005	FRAGMENT OF NEUROSECRETORY PROTEIN VGF AS A BIOMARKER FOR ALZHEIMER’S DISEASE	Huw Alun DAVIES, Kaj BLENNOW, James McGUIRE, Vladimir N. PODUST, and Anja Hviid SIMONSEN	PENDING	WO 2006/138325 A2	Dec 28, 2006			Jun 13, 2026
19	016866-018110 US	US	Claims Priority from 60/691,637(018100), CIP of PCT/US06/13727 (018010), and CIP of 10/982,545 (011550)	11/452,477	Jun 13, 2006	Jul 08, 2004	NEUROSECRETORY PROTEIN VGF AS A BIOMARKER FOR ALZHEIMER’S DISEASE	Huw Alun DAVIES, Kaj BLENNOW, James McGUIRE, Vladimir N. PODUST, and Anja Hviid SIMONSEN	PENDING — Resp to first OA filed in Jun 2008	US 2007-015221 A1	Jan 18, 2007			Nov 06, 2024
20	016866-018710 PC	WO	Claims Priority from 60/779,246	PCT/US2007/63078	Mar 01, 2007	Mar 03, 2006	METHOD FOR QUANTIFYING AN ANALYTE IN A BIOLOGICAL SAMPLE USING MASS SPECTROMETRY	Lee O. LOMAS and Egisto BOSCHETTI	PENDING; enters national phase on 9/3/08	WO 2007/103734 A2	Dec 06, 2007			Sep 03, 2008
21	016866-018820 PC	WO	Claims Priority from 60/781,403 and 60/863,951	PCT/US2007/006276	Mar 12, 2007	Mar 11, 2006	BETA-2 MICROGLOBULIN AS A BIOMARKER FOR PERIPHERAL ARTERY DISEASE	John COOKE, Eric T. FUNG, and Eiichiro KIMURA	PENDING; enters national phase on 9/11/08	WO 2007/106466 A2	Sep 20, 2007			Sep 11, 2008
22	016866-018820 US	US	Claims Priority from 60/781,403 and 60/863,951	11/685,146	Mar 12, 2007	Mar 11, 2006	BETA-2 MICROGLOBULIN AS A BIOMARKER FOR PERIPHERAL ARTERY DISEASE	John COOKE, Eric T. FUNG, and Eiichiro KIMURA	PENDING					Mar 12, 2027

						Earliest Priority Date -
					Filing Date - date of	ie provisional filing
					filing specific	date (for publication,
					application (nat’l phase,	request for			Status/Expected
	Vermillion File No.	Ctry	Genealogy	Application No.	div, con, etc.)	examination, etc.)	Title	Inventors	Actions	Publication #	Published	Patent No.	Issued	Expires
23	016866-019900 PC	WO	Claims Priority from 60/863,951	PCT/US2007/82730	Oct 26, 2007	Nov 01, 2006	A PANEL OF BIOMARKERS FOR PERIPHERAL ARTERIAL DISEASE	Eric T. FUNG, John COOKE, Fujun ZHANG, and Andrew WILSON	PENDING; enters national phase on 5/1/09					May 01, 2009
24	016866-019900 US	US	Claims Priority from 60/863,951	11/925,678	Oct 26, 2007	Nov 01, 2006	A PANEL OF BIOMARKERS FOR PERIPHERAL ARTERIAL DISEASE	Eric T. FUNG, John COOKE, Fujun ZHANG, and Andrew M. WILSON	PENDING					Oct 26, 2027
25	016866-019910 PC	WO	Claims Priority from 60/863,951	PCT/US2007/83377	Nov 01, 2007	Nov 01, 2006	PANEL OF BIOMARKERS FOR PERIPHERAL ARTERIAL DISEASE	Eric T. FUNG, John COOKE, Fujun ZHANG, and Andrew WILSON	PENDING; enters national phase on 5/1/09					May 01, 2009
26	016866-019910 US	US	Claims Priority from 60/863,951	11/934,008	Nov 01, 2007	Nov 01, 2006	PANEL OF BIOMARKERS FOR PERIPHERAL ARTERIAL DISEASE	Eric T. FUNG, John COOKE, Fujun ZHANG, and Andrew M. WILSON	PENDING					Nov 01, 2027
27	S06-406 STAN524			60946681	Jun 27, 2007		B2m and CRP for PAD	John Cooke and Andrew Wilson	PENDING
28	021996-000200 CA (Biosite)	CA	National Phase of PCT/US2004/12067	2522709	Apr 19, 2004	Apr 17, 2003	POLYPEPTIDES RELATED TO NATRIURETIC PEPTIDES AND METHODS OF THEIR IDENTIFICATION AND USE	Kenneth F. BUECHLER, Eric T. FUNG, and Tai-Tung YIP	PENDING	CA 2522709 AA	Nov 04, 2004			Apr 19, 2024
29	021996-000200 EP (Biosite)	EP	National Phase of PCT/US2004/12067	04750349.5	Apr 19, 2004	Apr 17, 2003	POLYPEPTIDES RELATED TO NATRIURETIC PEPTIDES AND METHODS OF THEIR IDENTIFICATION AND USE	Kenneth F. BUECHLER, Eric T. FUNG, and Tai-Tung YIP	PENDING	EP 01616181 A2	Jan 18, 2006			Apr 19, 2024
30	021996-000200 JP (Biosite)	JP	National Phase of PCT/US2004/12067	2006-513130	Apr 19, 2004	Apr 17, 2003	POLYPEPTIDES RELATED TO NATRIURETIC PEPTIDES AND METHODS OF THEIR IDENTIFICATION AND USE	Kenneth F. BUECHLER, Eric T. FUNG, and Tai-Tung YIP	PENDING	JP 2006-527190	Nov 30, 2006			Apr 19, 2024
31	021996-000200 US (Biosite)	US	CIP of 10/419,059 (filed Apr 17, 2003 by Biosite) and 60/466,358 (CIPH-0002)	10/827,919	Apr 19, 2004	Apr 17, 2003	POLYPEPTIDES RELATED TO NATRIURETIC PEPTIDES AND METHODS OF THEIR IDENTIFICATION AND USE	Kenneth F. BUECHLER, Eric T. FUNG, and Tai-Tung YIP	Granted	US 2005-064511 A1	Mar 24, 2005		Issued	Apr 17, 2023
32	021996-000210 US (Biosite)	US	DIV of 10/827,919	12/013,606	Jan 14, 2007	Apr 17, 2003	POLYPEPTIDES RELATED TO NATRIURETIC PEPTIDES AND METHODS OF THEIR IDENTIFICATION AND USE	Kenneth F. BUECHLER, Eric T. FUNG, and Tai-Tung YIP	PENDING					Apr 17, 2023
33	035394-001610 CN	CN	National Phase of PCT/US03/10489	03809631.5	Oct 29, 2004	Apr 08, 2002	SERUM BIOMARKERS IN HEPATOCELLULAR CARCINOMA	Tai-Tung YIP, Terence POON, Philip JOHNSON, Victor F. YIP, Christine L. YIP, and Anthony CHAN	PENDING	CN 1649613 A	Aug 03, 2005			Apr 07, 2023
34	035394-001610 EP	EP	National Phase of PCT/US03/10489	03746616.6	Apr 07, 2003	Apr 08, 2002	SERUM BIOMARKERS IN HEPATOCELLULAR CARCINOMA	Tai-Tung YIP, Terence POON, Philip JOHNSON, Victor F. YIP, Christine L. YIP, and Anthony CHAN	PENDING	EP 1496928	Jan 19, 2005			Apr 07, 2023
35	035394-001610 HK	HK	Validated from EP 03746616.6	05105696.1	Apr 07, 2003	Apr 08, 2002	SERUM BIOMARKERS IN HEPATOCELLULAR CARCINOMA	Tai-Tung YIP, Terence POON, Philip JOHNSON, Victor F. YIP, Christine L. YIP, and Anthony CHAN	PENDING					Apr 07, 2023

Earliest Priority Date -
					Filing Date - date of	ie provisional filing
					filing specific	date (for publication,
					application (nat’l phase,	request for			Status/Expected
	Vermillion File No.	Ctry	Genealogy	Application No.	div, con, etc.)	examination, etc.)	Title	Inventors	Actions	Publication #	Published	Patent No.	Issued	Expires
36	035394-001610 JP	JP	National Phase of PCT/US03/10489	2003-583463	Oct 06, 2004	Apr 08, 2002	SERUM BIOMARKERS IN HEPATOCELLULAR CARCINOMA	Tai-Tung YIP, Terence POON, Philip JOHNSON, Victor F. YIP, Christine L. YIP, and Anthony CHAN	PENDING	JP 2005-522677	Jul 28, 2005			Apr 07, 2023
37	035394-001610 US	US	National Phase of PCT/US03/10489	10/508,781	Sep 23, 2004	Apr 08, 2002	SERUM BIOMARKERS IN HEPATOCELLULAR CARCINOMA	Tai-Tung YIP, Terence POON, Philip JOHNSON, Victor F. YIP, Christine L. YIP, and Anthony CHAN	PENDING	US 2006-084059 A1	Apr 20, 2006			Apr 07, 2023
38	035394-001910 EP	EP	National Phase of PCT/US2003/36120	03783358.9	Nov 13, 2003	Nov 14, 2002	BIOMARKERS FOR INTRA-AMNIOTIC INFLAMMATION	Irina BUHIMSCHI and Robert CHRISTNER	PENDING	EP 0 1578205 A2	Sep 28, 2005			Nov 13, 2023
39	035394-001910 US	US	National Phase of PCT/US2003/36120	10/534,694	Jan 17, 2006	Nov 14, 2002	BIOMARKERS FOR INTRA-AMNIOTIC INFLAMMATION	Irina A. BUHIMSCHI and Robert CHRISTNER	PENDING	US 2006-127962 A1	Jun 15, 2006			Nov 13, 2023
40	035394-002210 EP	EP	National Phase of PCT/US2003/36118	03783356.3	Nov 13, 2003	Feb 05, 2003	NON-INVASIVE ASSESSMENT OF INTRA-AMNIOTIC ENVIRONMENT	Irina A. BUHIMSCHI, Robert CHRISTNER, Catalin S. BUHIMSCHI, and Carl P. WEINER	PENDING	EP 01590664 A1	Nov 02, 2005			Nov 13, 2023
41	035394-002210 US	US	National Phase of PCT/US2003/36118	10/541,793	Apr 24, 2006	Feb 05, 2003	NON-INVASIVE ASSESSMENT OF INTRA-AMNIOTIC ENVIRONMENT	Irina A. BUHIMSCHI, Robert CHRISTNER, Catalin S. BUHIMSCHI, and Carl P. WEINER	PENDING	US 2006-0240495 A1	Oct 26, 2006			Nov 13, 2023
42	035394-002410 US	US	National Phase of PCT/US2004/17624	10/559,687	May 11, 2006	Jun 06, 2003	SERUM BIOMARKERS IN ISCHAEMIC HEART DISEASE	Jian (“Jane”) DING and Lee O. LOMAS	PENDING	US 2006-0257946 A1	Nov 16, 2006			Jun 04, 2024
43	035394-003810 EP	EP	National Phase of PCT/US2006/023954		Jun 20, 2006	Jun 21, 2005	BIOMARKERS FOR BREAST CANCER	Anthony GONÇALVES, Jean-Paul BORG, Eric Thomas FUNG, and Xiao-Ying MENG	PENDING					Jun 20, 2026
44	035394-003810 US	US	National Phase of PCT/US2006/023954	11/917,766	Dec 16, 2007	Jun 21, 2005	BIOMARKERS FOR BREAST CANCER	Anthony GONÇALVES, Jean-Paul BORG, Eric Thomas FUNG, and Xiao-Ying MENG	PENDING					Jun 20, 2026
45	035394-004310 US (formerly OSU-000110 US)	US	ORIGINAL FILING	11/711,946	Feb 27, 2007	Feb 27, 2006	PROCESS TO DETERMINE ENZYME ACTIVITY	Haifeng WU, Ming JIN, Michael BISSELL and Spero CATALAND	PENDING					Feb 27, 2027
46	EAPD-56792 US (71699) (JHU)	US	National Phase of PCT/US03/00531	10/500,838	Feb 02, 2005	Jan 07, 2002	BIOMARKERS FOR DETECTING OVARIAN CANCER	Daniel W. CHAN, Zhen ZHANG, and Alex Jaideep RAI	PENDING	US 2005-214760 A1	Sep 29, 2005			Jan 07, 2023
47	EAPD-57203 CA (71699) (JHU)	CA	National Phase of PCT/US03/06850	2,478,036	Mar 06, 2003	Mar 06, 2002	USE OF BIOMARKERS TO DETECT BREAST CANCER	Daniel W. CHAN, Zhen ZHANG, and Jinong LI	PENDING					Mar 06, 2023
48	EAPD-57203 EP (71699) (JHU)	EP	National Phase of PCT/US03/06850	03713930.0	Mar 06, 2003	Mar 06, 2002	USE OF BIOMARKERS TO DETECT BREAST CANCER	Daniel W. CHAN, Zhen ZHANG, and Jinong LI	PENDING	EP 1585962	Oct 19, 2005			Mar 06, 2023
49	EAPD-57203 JP (71699) (JHU)	JP	National Phase of PCT/US03/06850	2003-575071	Mar 06, 2003	Mar 06, 2002	USE OF BIOMARKERS TO DETECT BREAST CANCER	Daniel W. CHAN, Zhen ZHANG, and Jinong LI	PENDING	JP 2006-508326	Mar 09, 2006			Mar 06, 2023
50	EAPD-57203 US (71699) (JHU)	US	National Phase of PCT/US03/06850	10/506,725	Sep 04, 2004	Mar 06, 2002	USE OF BIOMARKERS TO DETECT BREAST CANCER	Daniel W. CHAN, Zhen ZHANG, and Jinong LI	PENDING	US 2005-170352 A1	Aug 04, 2005			Mar 06, 2023
51	EAPD-57222 EP (71699) (JHU)	EP	National Phase of PCT/US2003/12729	03724209.6	Oct 25, 2004	Apr 26, 2002	IDENTIFICATION OF BIOMARKERS FOR DETECTING PROSTATE CANCER	Daniel W. CHAN, Jinong LI, and Zhen ZHANG	PENDING					Apr 25, 2023

						Earliest Priority Date -
					Filing Date - date of	ie provisional filing
					filing specific	date (for publication,
					application (nat’l phase,	request for			Status/Expected
	Vermillion File No.	Ctry	Genealogy	Application No.	div, con, etc.)	examination, etc.)	Title	Inventors	Actions	Publication #	Published	Patent No.	Issued	Expires
52	EAPD-57222 US (71699) (JHU)	US	National Phase of PCT/US03/12729	10/512,731	Oct 26, 2004	Apr 26, 2002	IDENTIFICATION OF BIOMARKERS FOR DETECTING PROSTATE CANCER	Daniel W. CHAN, Jinong LI, and Zhen ZHANG	PENDING	US 2005-176011 A1	Aug 11, 2005			Apr 25, 2023
53	EAPD-58368 AU (71699) (JHU)	AU	National Phase of PCT/US2003/024659	2003256858	Aug 05, 2003	Aug 06, 2002	USE OF BIOMARKERS FOR DETECTING OVARIAN CANCER	Daniel W. CHAN, Zhen ZHANG, Eric T. FUNG, and Xiao-Ying MENG	PENDING	AU 03257207	Feb 23, 2004			Aug 05, 2023
54	EAPD-58368 CA (71699) (JHU)	CA	National Phase of PCT/US2003/024659	2493817	Jan 27, 2005	Aug 06, 2002	USE OF BIOMARKERS FOR DETECTING OVARIAN CANCER	Daniel W. CHAN, Zhen ZHANG, Eric T. FUNG, and Xiao-Ying MENG	PENDING					Aug 05, 2023
55	EAPD-58368 CN (71699) (JHU)	CN	National Phase of PCT/US2003/024659	03819042.7	Aug 05, 2003	Aug 06, 2002	USE OF BIOMARKERS FOR DETECTING OVARIAN CANCER	Daniel W. CHAN, Zhen ZHANG, Eric T. FUNG, and Xiao-Ying MENG	PENDING	CN 1675372 A	Sep 28, 2005			Aug 05, 2023
56	EAPD-58368 EP (71699) (JHU)	EP	National Phase of PCT/US2003/024659	03767259.9	Aug 05, 2003	Aug 06, 2002	USE OF BIOMARKERS FOR DETECTING OVARIAN CANCER	Daniel W. CHAN, Zhen ZHANG, Eric T. FUNG, and Xiao-Ying MENG	PENDING	EP 1540010	Jun 15, 2005			Aug 05, 2023
57	EAPD-58368 HK (71699) (JHU)	HK	Validated from EP 03767259.9	05111072.3	Dec 05, 2005	Aug 06, 2002	USE OF BIOMARKERS FOR DETECTING OVARIAN CANCER	Daniel W. CHAN, Zhen ZHANG, Eric T. FUNG, and Xiao-Ying MENG	PENDING	HK 1076489 A	Jan 20, 2006			Aug 05, 2023
58	EAPD-58368 IL (71699) (JHU)	IL	National Phase of PCT/US2003/024659	166118	Jan 03, 2005	Aug 06, 2002	USE OF BIOMARKERS FOR DETECTING OVARIAN CANCER	Daniel W. CHAN, Zhen ZHANG, Eric T. FUNG, and Xiao-Ying MENG	PENDING					Aug 05, 2023
59	EAPD-58368 JP (71699) (JHU)	JP	National Phase of PCT/US2003/024659	2005-506102	Aug 05, 2003	Aug 06, 2002	USE OF BIOMARKERS FOR DETECTING OVARIAN CANCER	Daniel W. CHAN, Zhen ZHANG, Eric T. FUNG, and Xiao-Ying MENG	PENDING					Aug 05, 2023
60	EAPD-58368 KR (71699) (JHU)	KR	National Phase of PCT/US2003/24659	10-2005-7001536	Jan 27, 2005	Aug 06, 2002	USE OF BIOMARKERS FOR DETECTING OVARIAN CANCER	Daniel W. CHAN, Zhen ZHANG, Eric T. FUNG, and Xiao-Ying MENG	PENDING					Aug 05, 2023
61	EAPD-58368 US (71699) (JHU)	US	Claims Priority from 60/401,837, 60/441,727, and 60/460,342	10/635,308	Aug 05, 2003	Aug 06, 2002	USE OF BIOMARKERS FOR DETECTING OVARIAN CANCER	Daniel W. CHAN, Zhen ZHANG, Eric T. FUNG, and Xiao-Ying MENG	PENDING	US 2005-059013 A1	Mar 17, 2005			Aug 05, 2023
62	EAPD-58368-DIV NZ (71699) (JHU)	NZ	DIV of 538236	562912	Aug 05, 2003	Aug 06, 2002	USE OF BIOMARKERS FOR DETECTING OVARIAN CANCER	Daniel W. CHAN, Zhen ZHANG, Eric T. FUNG, and Xiao-Ying MENG	PENDING					Aug 05, 2023
63	EAPD-61154 AU (71699) (JHU)	AU	National Phase of PCT/US05/10783	2005-230445	Mar 31, 2005	Mar 31, 2004	BIOMARKERS FOR OVARIAN CANCER	Daniel W. CHAN, Zhen ZHANG, Eric T. FUNG , and Xiao-Ying MENG	PENDING					Mar 31, 2025
64	EAPD-61154 CA (71699) (JHU)	CA	National Phase of PCT/US05/10783	2,559,911	Mar 31, 2005	Mar 31, 2004	BIOMARKERS FOR OVARIAN CANCER	Daniel W. CHAN, Zhen ZHANG, Eric T. FUNG , and Xiao-Ying MENG	PENDING					Mar 31, 2025
65	EAPD-61154 CN (71699) (JHU)	CN	National Phase of PCT/US05/10783	200580017610.1	Mar 31, 2005	Mar 31, 2004	BIOMARKERS FOR OVARIAN CANCER	Daniel W. CHAN, Zhen ZHANG, Eric T. FUNG , and Xiao-Ying MENG	PENDING	CN 101023349 A	Aug 22, 2007			Mar 31, 2025
66	EAPD-61154 EP (71699) (JHU)	EP	National Phase of PCT/US05/10783	05740120	Mar 31, 2005	Mar 31, 2004	BIOMARKERS FOR OVARIAN CANCER	Daniel W. CHAN, Zhen ZHANG, Eric T. FUNG , and Xiao-Ying MENG	PENDING	EP 1756566 A2	Feb 28, 2007			Mar 31, 2025
67	EAPD-61154 JP (71699) (JHU)	JP	National Phase of PCT/US05/10783	2007-506525	Mar 31, 2005	Mar 31, 2004	BIOMARKERS FOR OVARIAN CANCER	Daniel W. CHAN, Zhen ZHANG, Eric T. FUNG , and Xiao-Ying MENG	PENDING	2007-531883 A	Nov 08, 2007			Mar 31, 2025

						Earliest Priority Date -
					Filing Date - date of	ie provisional filing
					filing specific	date (for publication,
					application (nat’l phase,	request for			Status/Expected
	Vermillion File No.	Ctry	Genealogy	Application No.	div, con, etc.)	examination, etc.)	Title	Inventors	Actions	Publication #	Published	Patent No.	Issued	Expires
68	EAPD-61154 US (71699) (JHU)	US	National Phase of PCT/US05/10783	10/594,874	Sep 28, 2006	Mar 31, 2004	BIOMARKERS FOR OVARIAN CANCER	Daniel W. CHAN, Zhen ZHANG, Eric T. FUNG , and Xiao-Ying MENG	PENDING					Mar 31, 2025
69	EAPD-61849 AU (71699) (JHU)	AU	National Phase of PCT/US05/33168	2005287074	Sep 16, 2005	Sep 17, 2004	BIOMARKERS FOR BREAST CANCER	Jinong LI, Carolyn Nicole WHITE, Zhen ZHANG, Daniel W. CHAN, Eric Thomas FUNG, and Xiao-Ying MENG	PENDING					Sep 16, 2025
70	EAPD-61849 CA (71699) (JHU)	CA	National Phase of PCT/US05/33168	2,580,494	Sep 16, 2005	Sep 17, 2004	BIOMARKERS FOR BREAST CANCER	Jinong LI, Carolyn Nicole WHITE, Zhen ZHANG, Daniel W. CHAN, Eric Thomas FUNG, and Xiao-Ying MENG	PENDING					Sep 16, 2025
71	EAPD-61849 CN (71699) (JHU)	CN	National Phase of PCT/US05/33168	200580039464.2	Sep 16, 2005	Sep 17, 2004	BIOMARKERS FOR BREAST CANCER	Jinong LI, Carolyn Nicole WHITE, Zhen ZHANG, Daniel W. CHAN, Eric Thomas FUNG, and Xiao-Ying MENG	PENDING					Sep 16, 2025
72	EAPD-61849 EP (71699) (JHU)	EP	National Phase of PCT/US05/33168	05800204.9	Sep 16, 2005	Sep 17, 2004	BIOMARKERS FOR BREAST CANCER	Jinong LI, Carolyn Nicole WHITE, Zhen ZHANG, Daniel W. CHAN, Eric Thomas FUNG, and Xiao-Ying MENG	PENDING	EP 1802764 A2	Jul 04, 2007			Sep 16, 2025
73	EAPD-61849 MX (71699) (JHU)	MX	National Phase of PCT/US05/33168	MX/a/2007/003003	Sep 16, 2005	Sep 17, 2004	BIOMARKERS FOR BREAST CANCER	Jinong LI, Carolyn Nicole WHITE, Zhen ZHANG, Daniel W. CHAN, Eric Thomas FUNG, and Xiao-Ying MENG	PENDING					Sep 16, 2025
74	EAPD-61849 US (71699) (JHU)	US	National Phase of PCT/US05/33168	11/662,830	Mar 13, 2007	Sep 17, 2004	BIOMARKERS FOR BREAST CANCER	Jinong LI, Carolyn Nicole WHITE, Zhen ZHANG, Daniel W. CHAN, Eric Thomas FUNG, and Xiao-Ying MENG	PENDING					Sep 16, 2025
75	EAPD-62959 AU (71699) (JHU)	AU	National Phase of PCT/US2006/08578	2006223374	Mar 10, 2006	Mar 11, 2005	BIOMARKERS FOR OVARIAN CANCER AND ENDOMETRIAL CANCER: HEPCIDIN	Eric T. FUNG, Robert C. BAST, Daniel W. CHAN, Jin SONG, Vladimir PODUST, and Zhen ZHANG	PENDING	AU 6223374 AA	Sep 21, 2006			Mar 10, 2026
76	EAPD-62959 CA (71699) (JHU)	CA	National Phase of PCT/US2006/08578	2,602,088	Mar 10, 2006	Mar 11, 2005	BIOMARKERS FOR OVARIAN CANCER AND ENDOMETRIAL CANCER: HEPCIDIN	Eric T. FUNG, Robert C. BAST, Daniel W. CHAN, Jin SONG, Vladimir PODUST, and Zhen ZHANG	PENDING	2,602,088 AA	Sep 21, 2006			Mar 10, 2026
77	EAPD-62959 CN (71699) (JHU)	CN	National Phase of PCT/US2006/08578	2006-80007808.6	Mar 10, 2006	Mar 11, 2005	BIOMARKERS FOR OVARIAN CANCER AND ENDOMETRIAL CANCER: HEPCIDIN	Eric T. FUNG, Robert C. BAST, Daniel W. CHAN, Jin SONG, Vladimir PODUST, and Zhen ZHANG	PENDING					Mar 10, 2026
78	EAPD-62959 EP (71699) (JHU)	EP	National Phase of PCT/US2006/08578	06737729.1	Mar 10, 2006	Mar 11, 2005	BIOMARKERS FOR OVARIAN CANCER AND ENDOMETRIAL CANCER: HEPCIDIN	Eric T. FUNG, Robert C. BAST, Daniel W. CHAN, Jin SONG, Vladimir PODUST, and Zhen ZHANG	PENDING	EP 1 869 462	Dec 26, 2007			Mar 10, 2026
79	EAPD-62959 IL (71699) (JHU)	IL	National Phase of PCT/US2006/08578	185496	Mar 10, 2006	Mar 11, 2005	BIOMARKERS FOR OVARIAN CANCER AND ENDOMETRIAL CANCER: HEPCIDIN	Eric T. FUNG, Robert C. BAST, Daniel W. CHAN, Jin SONG, Vladimir PODUST, and Zhen ZHANG	PENDING					Mar 10, 2026

						Earliest Priority Date -
					Filing Date - date of	ie provisional filing
					filing specific	date (for publication,
					application (nat’l phase,	request for			Status/Expected
	Vermillion File No.	Ctry	Genealogy	Application No.	div, con, etc.)	examination, etc.)	Title	Inventors	Actions	Publication #	Published	Patent No.	Issued	Expires
80	EAPD-62959 JP (71699) (JHU)	JP	National Phase of PCT/US2006/08578	2008-500963	Mar 10, 2006	Mar 11, 2005	BIOMARKERS FOR OVARIAN CANCER AND ENDOMETRIAL CANCER: HEPCIDIN	Eric T. FUNG, Robert C. BAST, Daniel W. CHAN, Jin SONG, Vladimir PODUST, and Zhen ZHANG	PENDING					Mar 10, 2026
81	EAPD-62959 KR (71699) (JHU)	KR	National Phase of PCT/US2006/08578	10-2007-7023307	Mar 10, 2006	Mar 11, 2005	BIOMARKERS FOR OVARIAN CANCER AND ENDOMETRIAL CANCER: HEPCIDIN	Eric T. FUNG, Robert C. BAST, Daniel W. CHAN, Jin SONG, Vladimir PODUST, and Zhen ZHANG	PENDING					Mar 10, 2026
82	EAPD-62959 MX (71699) (JHU)	MX	National Phase of PCT/US2006/08578	MX/a/2007/011024	Mar 10, 2006	Mar 11, 2005	BIOMARKERS FOR OVARIAN CANCER AND ENDOMETRIAL CANCER: HEPCIDIN	Eric T. FUNG, Robert C. BAST, Daniel W. CHAN, Jin SONG, Vladimir PODUST, and Zhen ZHANG	PENDING					Mar 10, 2026
83	EAPD-62959 NZ (71699) (JHU)	NZ	National Phase of PCT/US2006/08578	560976	Mar 10, 2006	Mar 11, 2005	BIOMARKERS FOR OVARIAN CANCER AND ENDOMETRIAL CANCER: HEPCIDIN	Eric T. FUNG, Robert C. BAST, Daniel W. CHAN, Jin SONG, Vladimir PODUST, and Zhen ZHANG	PENDING					Mar 10, 2026
84	EAPD-62959 US (71699) (JHU)	US	Claims Priority from 60/662,090	11/373,833	Mar 10, 2006	Mar 11, 2005	BIOMARKERS FOR OVARIAN CANCER AND ENDOMETRIAL CANCER: HEPCIDIN	Eric T. FUNG, Robert C. BAST, Daniel W. CHAN, Jin SONG, Vladimir PODUST, and Zhen ZHANG	PENDING	US 2007-0054329 A1	Mar 08, 2007			Mar 10, 2026
85	EAPD-63133 CA (71699) (JHU)	CA	National Phase of PCT/US2006/020643	2,608,522	May 25, 2006	May 26, 2005	BIOMARKERS FOR BREAST CANCER	Jinong LI, Saraswati SUKUMAR, and Daniel W. CHAN	PENDING					May 25, 2026
86	EAPD-63133 CN (71699) (JHU)	CN	National Phase of PCT/US2006/020643	2006-80026379.7	May 25, 2006	May 26, 2005	BIOMARKERS FOR BREAST CANCER	Jinong LI, Saraswati SUKUMAR, and Daniel W. CHAN	PENDING					May 25, 2026
87	EAPD-63133 EP (71699) (JHU)	EP	National Phase of PCT/US2006/020643	06771418.8	May 25, 2006	May 26, 2005	BIOMARKERS FOR BREAST CANCER	Jinong LI, Saraswati SUKUMAR, and Daniel W. CHAN	PENDING					May 25, 2026
88	EAPD-63133 MX (71699) (JHU)	MX	National Phase of PCT/US2006/020643	MX/A/2007/014863	May 25, 2006	May 26, 2005	BIOMARKERS FOR BREAST CANCER	Jinong LI, Saraswati SUKUMAR, and Daniel W. CHAN	PENDING					May 25, 2026
89	EAPD-63133 US (71699) (JHU)	US	National Phase of PCT/US2006/020643	11/920,906	Nov 21, 2007	May 26, 2005	BIOMARKERS FOR BREAST CANCER	Jinong LI, Saraswati SUKUMAR, and Daniel W. CHAN	PENDING					May 25, 2026
90	EAPD-63630 AU (52903) (VRML)	AU	National Phase of PCT/US2006/024677	2006261904	Jun 23, 2006	Jun 24, 2005	BIOMARKERS FOR OVARIAN CANCER: β-2 MICROGLOBULIN	Eric T. FUNG, Enrique DALMASSO, Valdimir PODUST, and Zheng WANG	PENDING					Jun 23, 2026
91	EAPD-63630 CA (52903) (VRML)	CA	National Phase of PCT/US2006/024677	2,611,524	Jun 23, 2006	Jun 24, 2005	BIOMARKERS FOR OVARIAN CANCER: β-2 MICROGLOBULIN	Eric T. FUNG, Enrique DALMASSO, Valdimir PODUST, and Zheng WANG	PENDING					Jun 23, 2026
92	EAPD-63630 EP (52903) (VRML)	EP	National Phase of PCT/US2006/024677	06785526.2	Jun 23, 2006	Jun 24, 2005	BIOMARKERS FOR OVARIAN CANCER: β-2 MICROGLOBULIN	Eric T. FUNG, Enrique DALMASSO, Valdimir PODUST, and Zheng WANG	PENDING	EP 1 904 852	Apr 02, 2008			Jun 23, 2026
93	EAPD-63630 IL (52903) (VRML)	IL	National Phase of PCT/US2006/024677	187899	Dec 04, 2007	Jun 24, 2005	BIOMARKERS FOR OVARIAN CANCER: β-2 MICROGLOBULIN	Eric T. FUNG, Enrique DALMASSO, Valdimir PODUST, and Zheng WANG	PENDING					Jun 23, 2026
94	EAPD-63630 MX (52903) (VRML)	MX	National Phase of PCT/US2006/024677	MX/a/2008/000098	Jun 23, 2006	Jun 24, 2005	BIOMARKERS FOR OVARIAN CANCER: β-2 MICROGLOBULIN	Eric T. FUNG, Enrique DALMASSO, Valdimir PODUST, and Zheng WANG	PENDING					Jun 23, 2026
95	EAPD-63630 US (52903) (VRML)	US	National Phase of PCT/US2006/024677	11/922,621	Dec 20, 2007	Jun 24, 2005	BIOMARKERS FOR OVARIAN CANCER: β-2 MICROGLOBULIN	Eric T. FUNG, Enrique DALMASSO, Valdimir PODUST, and Zheng WANG	PENDING					Jun 23, 2026

Earliest Priority Date -
					Filing Date - date of	ie provisional filing
					filing specific	date (for publication,
					application (nat’l phase,	request for			Status/Expected
	Vermillion File No.	Ctry	Genealogy	Application No.	div, con, etc.)	examination, etc.)	Title	Inventors	Actions	Publication #	Published	Patent No.	Issued	Expires
96	EAPD-63631 AU (71699) (JHU)	AU	National Phase of PCT/US2006/024269	2006262182	Jun 21, 2006	Jun 22, 2005	BIOMARKER FOR OVARIAN CANCER: CTAP3-RELATED PROTEINS	Zhen ZHANG, Daniel Wanyui CHAN, Eric T. FUNG, Zheng WANG, and Fujun ZHANG	PENDING					Jun 21, 2026
97	EAPD-63631 CA (71699) (JHU)	CA	National Phase of PCT/US2006/024269	2,611,340	Jun 21, 2006	Jun 22, 2005	BIOMARKER FOR OVARIAN CANCER: CTAP3-RELATED PROTEINS	Zhen ZHANG, Daniel Wanyui CHAN, Eric T. FUNG, Zheng WANG, and Fujun ZHANG	PENDING					Jun 21, 2026
98	EAPD-63631 CN (71699) (JHU)	CN	National Phase of PCT/US2006/024269	2006-80029695.x	Jun 21, 2006	Jun 22, 2005	BIOMARKER FOR OVARIAN CANCER: CTAP3-RELATED PROTEINS	Zhen ZHANG, Daniel Wanyui CHAN, Eric T. FUNG, Zheng WANG, and Fujun ZHANG	PENDING					Jun 21, 2026
99	EAPD-63631 EP (71699) (JHU)	EP	National Phase of PCT/US2006/024269	06785323.4	Jun 21, 2006	Jun 22, 2005	BIOMARKER FOR OVARIAN CANCER: CTAP3-RELATED PROTEINS	Zhen ZHANG, Daniel Wanyui CHAN, Eric T. FUNG, Zheng WANG, and Fujun ZHANG	PENDING					Jun 21, 2026
100	EAPD-63631 IL (71699) (JHU)	IL	National Phase of PCT/US2006/024269	187867	Jun 21, 2006	Jun 22, 2005	BIOMARKER FOR OVARIAN CANCER: CTAP3-RELATED PROTEINS	Zhen ZHANG, Daniel Wanyui CHAN, Eric T. FUNG, Zheng WANG, and Fujun ZHANG	PENDING					Jun 21, 2026
101	EAPD-63631 JP (71699) (JHU)	JP	National Phase of PCT/US2006/024269	2008-518376	Jun 21, 2006	Jun 22, 2005	BIOMARKER FOR OVARIAN CANCER: CTAP3-RELATED PROTEINS	Zhen ZHANG, Daniel Wanyui CHAN, Eric T. FUNG, Zheng WANG, and Fujun ZHANG	PENDING					Jun 21, 2026
102	EAPD-63631 MX (71699) (JHU)	MX	National Phase of PCT/US2006/024269	MX/a/2008/000090	Jun 21, 2006	Jun 22, 2005	BIOMARKER FOR OVARIAN CANCER: CTAP3-RELATED PROTEINS	Zhen ZHANG, Daniel Wanyui CHAN, Eric T. FUNG, Zheng WANG, and Fujun ZHANG	PENDING					Jun 21, 2026
103	EAPD-63631 US (71699) (JHU)	US	Claims Priority from 60/693,324	11/473,280	Jun 21, 2006	Jun 22, 2005	BIOMARKER FOR OVARIAN CANCER	Zhen ZHANG, Daniel Wanyui CHAN, Eric T. FUNG, Zheng WANG, and Fujun ZHANG	PENDING	US 2007-0172902 A1	Jul 26, 2007			Jun 21, 2026
104	EAPD-64161 AU (71699) (JHU)	AU	Natl phase of PCT/US/2006/036538	2006-292212	Sep 19, 2006	Sep 19, 2005	BIOMARKER FOR PROSTATE CANCER	Zhen ZHANG, Daniel W. CHAN, and Carolyn ROSENZWEIG	PENDING; enters national phase by 3/19/08					Sep 19, 2026
105	EAPD-64161 CN (71699) (JHU)	CN	Natl phase of PCT/US/2006/036538		Sep 19, 2006	Sep 19, 2005	BIOMARKER FOR PROSTATE CANCER	Zhen ZHANG, Daniel W. CHAN, and Carolyn ROSENZWEIG	PENDING; enters national phase by 3/19/08					Sep 19, 2026
106	EAPD-64161 EP (71699) (JHU)	EP	Natl phase of PCT/US/2006/036538	06803875.1	Sep 19, 2006	Sep 19, 2005	BIOMARKER FOR PROSTATE CANCER	Zhen ZHANG, Daniel W. CHAN, and Carolyn ROSENZWEIG	PENDING; enters national phase by 3/19/08	1934603	Jun 25, 208			Sep 19, 2026
107	EAPD-64161 JP (71699) (JHU)	JP	Natl phase of PCT/US/2006/036538		Sep 19, 2006	Sep 19, 2005	BIOMARKER FOR PROSTATE CANCER	Zhen ZHANG, Daniel W. CHAN, and Carolyn ROSENZWEIG	PENDING; enters national phase by 3/19/08					Sep 19, 2026
108	EAPD-64161 US (71699) (JHU)	US	Natl phase of PCT/US/2006/036538	11/922,000	Mar 12, 2008	Sep 19, 2005	BIOMARKER FOR PROSTATE CANCER	Zhen ZHANG, Daniel W. CHAN, and Carolyn ROSENZWEIG	PENDING; enters national phase by 3/19/08					Sep 19, 2026
109	EAPD-66375 PC (71699) (JHU)	WO	Claims Priority from 60/849,506	PCT/US2007/021483	Oct 04, 2007	Oct 04, 2006	ALGORITHIMS FOR MULTIVARIANT MODELS TO COMBINE A PANEL OF BIOMARKERS FOR ASSESSING THE RISK OF DEVELOPING OVARIAN CANCER	Zhen ZHANG	PENDING; enters national phase by 4/4/09					Apr 04, 2009

Earliest Priority Date -
					Filing Date - date of	ie provisional filing
					filing specific	date (for publication,
					application (nat’l phase,	request for			Status/Expected
	Vermillion File No.	Ctry	Genealogy	Application No.	div, con, etc.)	examination, etc.)	Title	Inventors	Actions	Publication #	Published	Patent No.	Issued	Expires
110	EAPD-66453 P2 (52903) (VRML)	US	ORIGINAL FILING	60/998,728	Oct 12, 2007	Oct 12, 2007	PROGNOSTIC BIOMARKER IN PATIENTS WITH OVARIAN CANCER	Eric T. FUNG	PENDING					Oct 12, 2008
111	EAPD-66453 PC (52903) (VRML)	WO	Claims Priority from 60/851,520	PCT/US2007/021867	Oct 12, 2007	Oct 13, 2006	PROGNOSTIC BIOMARKER IN PATIENTS WITH OVARIAN CANCER	Eric T. FUNG	PENDING; enters national phase by 4/13/09					Apr 13, 2009
112	EAPD-67896 P2 (52903) (VRML)	US	Second Provisonal, but doesn’t claim priority to 60/920,274; HOWEVER, both US regular and WO claim priority to both	61/034,469	Mar 06, 2008	Mar 06, 2008	BIOMARKERS FOR OVARIAN CANCER	Eric T. FUNG, Robert C. BAST, Vladimir PODUST, and Charlotte CLARK	PENDING; regular and PCT applications due 3/5/09					Mar 06, 2008
113	EAPD-67896 PC (52903) (VRML)	WO	Claims priority to 60/920,274 and 61/034,469	PCT/US/2008/004088	Mar 27, 2008	Mar 27, 2007	BIOMARKERS FOR OVARIAN CANCER	Eric T. FUNG, Robert C. BAST, Vladimir PODUST, and Charlotte CLARK	PENDING; enters national phase by 9/26/09					Sep 27, 2009
114	EAPD-67896 US (52903) (VRML)	US	Claims priority to 60/920,274 and 61/034,469	12/079,592	Mar 27, 2008	Mar 27, 2007	BIOMARKERS FOR OVARIAN CANCER	Eric T. FUNG, Robert C. BAST, Vladimir PODUST, and Charlotte CLARK	PENDING					Mar 27, 2028
115	EAPD-68838 CA (52903) (VRML)	CA	National Phase of PCT/US2006/024693	2,611,173	Jun 23, 2006	Jun 24, 2005	BIOMARKERS FOR OVARIAN CANCER	Eric T. FUNG, Frederick Rand UELAND, J.R. van NAGELL, Jr., Paul Duane DEPRIEST, and Andre Thomas BARON	PENDING					Jun 23, 2026
116	EAPD-68838 CN (52903) (VRML)	CN	National Phase of PCT/US2006/024693		Jun 23, 2006	Jun 24, 2005	BIOMARKERS FOR OVARIAN CANCER	Eric T. FUNG, Frederick Rand UELAND, J.R. van NAGELL, Jr., Paul Duane DEPRIEST, and Andre Thomas BARON	PENDING					Jun 23, 2026
117	EAPD-68838 EP (52903) (VRML)	EP	National Phase of PCT/US2006/024693	06773938.3	Jun 23, 2006	Jun 24, 2005	BIOMARKERS FOR OVARIAN CANCER	Eric T. FUNG, Frederick Rand UELAND, J.R. van NAGELL, Jr., Paul Duane DEPRIEST, and Andre Thomas BARON	PENDING					Jun 23, 2026
118	EAPD-68838 JP (52903) (VRML)	JP	National Phase of PCT/US2006/024693	2008-51847	Jun 23, 2006	Jun 24, 2005	BIOMARKERS FOR OVARIAN CANCER	Eric T. FUNG, Frederick Rand UELAND, J.R. van NAGELL, Jr., Paul Duane DEPRIEST, and Andre Thomas BARON	PENDING					Jun 23, 2026
119	EAPD-68838 US (52903) (VRML)	US	National Phase of PCT/US2006/024693	11/922,652	Dec 20, 2007	Jun 24, 2005	BIOMARKERS FOR OVARIAN CANCER	Eric T. FUNG, Frederick Rand UELAND, J.R. van NAGELL, Jr., Paul Duane DEPRIEST, and Andre Thomas BARON	PENDING					Jun 23, 2026
120	EAPD-68840 PC (52903) (VRML)	WO	Based on 60/908,670	PCT/US2008/04089	Mar 27, 2008	Mar 28, 2007	METHODS FOR DIAGNOSING OVARIAN CANCER	Eric T. FUNG, Tai-Tung YIP, Vladimir PODUST, Mats BRÄNNSTRÖM, Karin SUNDFELDT, and Bjorg KRISJANSDOTTIR	PENDING; enters national phase by 9/27/09					Sep 28, 2009

Earliest Priority Date -
					Filing Date - date of	ie provisional filing
					filing specific	date (for publication,
					application (nat’l phase,	request for			Status/Expected
	Vermillion File No.	Ctry	Genealogy	Application No.	div, con, etc.)	examination, etc.)	Title	Inventors	Actions	Publication #	Published	Patent No.	Issued	Expires
121	EAPD-68840 US (52903) (VRML)	US	Based on 60/908,670	12/079,588	Mar 27, 2008	Mar 28, 2007	METHODS FOR DIAGNOSING OVARIAN CANCER	Eric T. FUNG, Tai-Tung YIP, Vladimir PODUST, Mats BRÄNNSTRÖM, Karin SUNDFELDT, and Bjorg KRISJANSDOTTIR	PENDING					Mar 27, 2028
122	EAPD-69585 P (52903) (VRML)	US	ORIGINAL FILING	60/983,378	Oct 29, 2007	Oct 29, 2007	METHODS FOR DIAGNOSING OVARIAN CANCER	Eric T. FUNG, Charlotte CLARK, Robert C. BAST, and Kevin COOMBES	PENDING; regular and PCT applications due 10/28/08					Oct 29, 2008
123	NCVC-000110 JP	JP	National Phase of PCT/JP02/10816		Oct 18, 2002	Oct 18, 2002	SUBSTRATES SPECIFIC TO VON WILLEBRAND FACTOR CLEAVING PROTEASE AND METHOD OF ASSAYING THE ACTIVITY	Toshiyuki MIYATA and Koichi KOKAME	ISSUED			JP 3944586		Oct 18, 2022
124	NCVC-000110 US	US	National Phase of PCT/JP02/10816	10/531,427	Apr 15, 2005	Oct 18, 2002	SUBSTRATES SPECIFIC TO VON WILLEBRAND FACTOR CLEAVING PROTEASE AND METHOD OF ASSAYING THE ACTIVITY	Toshiyuki MIYATA and Koichi KOKAME	PENDING	US 2007-0065895 A1	Mar 22, 2007			Oct 18, 2022
125	VRML-0021 US	US	National Phase of PCT/US05/00548 (14)	10/586,075	Jul 14, 2006	Jan 16, 2004	SPECIFIC DETECTION OF TROPONIN AND MODIFIED FORMS OF TROPONIN	Tai-Tung YIP and Eric T. FUNG	PENDING					Jan 07, 2025
126	VRML-0023 PC	WO	Claims Priority from 60/749,449	PCT/US2006/61954	Dec 12, 2006	Dec 12, 2005	BIOMARKERS FOR BABESIA	Momar NDAO, Brian WARD, Peter KRAUSE, Mark DUNCAN, Mike EDWARDS, and Terrence William SPITHILL	PENDING; enters national phase by 6/12/08	WO 2007/070809	Jun 21, 2007			Jun 12, 2008
127	VRML-0030 BR (formerly 016866-012130 BR)	BR	National Phase of PCT/US2004/040990	PI 0417231-0	Jun 02, 2006	Dec 05, 2003	SERUM BIOMARKERS FOR CHAGAS DISEASE	Momar NDAO, Brian WARD, Rebecca E. CAFFREY, Terence William SPITHILL, Hongshan LI, Vladimir PODUST, and Regis PERICHON	PENDING					Dec 06, 2024
128	VRML-0031 CA (formerly 016866-012130 CA)	CA	National Phase of PCT/US2004/040990	2547861	Dec 06, 2004	Dec 05, 2003	SERUM BIOMARKERS FOR CHAGAS DISEASE	Momar NDAO, Brian WARD, Rebecca E. CAFFREY, Terence William SPITHILL, Hongshan LI, Vladimir PODUST, and Regis PERICHON	PENDING					Dec 06, 2024
129	VRML-0032 EP (formerly 016866-012130 EP)	EP	National Phase of PCT/US2004/040990	04813321.9	Dec 06, 2004	Dec 05, 2003	SERUM BIOMARKERS FOR CHAGAS DISEASE	Momar NDAO, Brian WARD, Rebecca E. CAFFREY, Terence William SPITHILL, Hongshan LI, Vladimir PODUST, and Regis PERICHON	PENDING	EP 1718763 A2	Nov 08, 2006			Dec 06, 2024
130	VRML-0033 MX (formerly 016866-012130 MX	MX	National Phase of PCT/US2004/040990	PA/a/2006/006231	Dec 06, 2004	Dec 05, 2003	SERUM BIOMARKERS FOR CHAGAS DISEASE	Momar NDAO, Brian WARD, Rebecca E. CAFFREY, Terence William SPITHILL, Hongshan LI, Vladimir PODUST, and Regis PERICHON	PENDING					Dec 06, 2024

Earliest Priority Date -
					Filing Date - date of	ie provisional filing
					filing specific	date (for publication,
					application (nat’l phase,	request for			Status/Expected
	Vermillion File No.	Ctry	Genealogy	Application No.	div, con, etc.)	examination, etc.)	Title	Inventors	Actions	Publication #	Published	Patent No.	Issued	Expires
131	VRML-0034 US (formerly 016866-012130 US)	US	Claims Priority from 60/527,153, 60/565,093, and 60/625,519	11/006,119	Dec 06, 2004	Dec 05, 2003	SERUM BIOMARKERS FOR CHAGAS DISEASE	Momar NDAO, Brian WARD, Rebecca E. CAFFREY, Terence William SPITHILL, Hongshan LI, Vladimir PODUST, and Regis PERICHON	PENDING	US 2005-260691 A1	Nov 24, 2005			Dec 06, 2024
132	VRML-0035 P	US	ORIGINAL FILING	60/985,611	Nov 05, 2007	Nov 05, 2007	BIOMARKERS FOR LEISHMANIASIS	Momar NDAO, Brian WARD, and Naomi ARONSON	PENDING; regular and PCT applications due by Nov 4, 2008					Nov 05, 2008

Schedule B — Exhibit 2 to the Statement of Financial Affairs and Schedules of Assets and Liabilities containing information about licenses, franchises, and other general intangibles, as filed with the U.S. Bankruptcy Court of Delaware, is available through the Federal Court filing system PACER at http://pacer.psc.uscourts.gov/ in the Company’s document section.

In re: Vermillion, Inc.	Case No. 09-11091
Schedule B — Exhibit 3
Plant, Property, and Equipment
Detail Listing
March 31, 2009

System	Asset	Acquisition			Acquisition	Accumulated
Number	Tag	Date	Account	Description	Value	Depreciation	Net Book Value
20	01011	01Sep97	1610	Centrifuge — Sorvall Super 21	14,252.50	14,252.50	0.00
103	01777	27Mar00	1610	ST-H750 Rotor with Buckets	7,134.34	7,134.34	0.00
146	01174	25May00	1610	Biomek 2000 Workstation	79,630.11	79,630.11	0.00
269	01173	21Dec00	1610	Eppendorf Centrifuge 5417R	5,136.20	5,136.20	0.00
297	01171	31Jan01	1610	Triple Swinging Door Refrigerator	5,694.47	5,694.47	0.00
349	01021	30Apr01	1610	Balance PSLIP# 7638161-0	3,505.13	3,505.13	0.00
352	01146	30Apr01	1610	XL1010 Sonicator with 1/2" Horn	5,646.28	5,646.28	0.00
373	01148	30Jun01	1610	Model 5416 Feezer- 86 VWR-Revco	6,909.13	6,909.13	0.00
415	01151	30Sep01	1610	Biomek 2000 Workstation	79,569.79	79,569.79	0.00
416	01181	30Sep01	1610	Biomek 2000 Workstation w/Autoloader PAL03126	83,911.56	83,911.56	0.00
501	01357	31Mar02	1610	Refrigerator, GLS Door, 72 Cubic Ft	4,503.53	4,503.53	0.00
542	01847	07May02	1610	DPC Shaker Integ Kit/BMK 2000	3,274.32	3,274.32	0.00
741	02150	14Jan03	1610	Freezer, UPRT, Val	8,427.77	8,427.77	0.00
766	02077	26Feb03	1610	Micromix 5 Shaker	2,122.31	2,122.31	0.00
780	02149	20Mar03	1610	Biological Safey Cabinet Class II A2	8,265.56	8,265.56	0.00
934	02195 (?)	31Aug03	1610	NRE Tooling Charge for WIOS Wafter, 5"x5"	12,000.00	12,000.00	0.00
977	02186	01Dec03	1610	Retrofit kits	24,059.65	24,059.65	0.00
1,045	02115	23Mar04	1610	SPBSIIc	42,395.30	42,395.30	0.00
1,067	02189	31Mar04	1610	DPC Micromix 5 Shaker	2,215.36	2,215.36	0.00
1,084	02438	28Apr04	1610	Biomek 2000 Integration Package (Shaker)	5,585.70	5,585.70	0.00
1,086	02110	28Apr04	1610	Biomek 2000 Integration Package (Shaker) Micromix 5	5,585.70	5,585.70	0.00
1,200	02350	05Jan05	1610	FREEZER	8,775.00	7,166.25	1,608.75
1,201	02351	05Jan05	1610	FREEZER	8,775.00	7,166.25	1,608.75
1,210	02359	31Mar05	1610	QSTAR XL Mass Spectrometer	357,619.45	268,214.59	89,404.86
1,215	02369	08Apr05	1610	PCS4000, PROTEINCHIP READER	47,407.55	47,407.55	0.00
1,216	02370	08Apr05	1610	PCS4000	47,407.55	47,407.55	0.00
1,219	02436	16Jun05	1610	Tandem MS Interface only QSTAR/Z200-0003	21,987.28	21,987.28	0.00
1,241		31Oct05	1610	PCS4000 SN: 5E1151E	49,824.93	49,824.93	0.00
1,258	02421	31Jan06	1610	BioDot AD1800 SN: AD1610	34,730.00	21,995.67	12,734.33
1,264	02418	31Jan06	1610	PCS 4000 SN: 5I1170E	76,453.27	76,453.27	0.00
1,268		12Apr06	1610	PCS4000 SN: 5K1182E	46,359.01	45,071.25	1,287.76
1,285	02475	09Aug06	1610	PCS4000 SN: 6A1196E	47,631.29	41,015.84	6,615.45
1,286	2463	10Aug06	1610	PCS4000 SN: 6C1198E	38,839.51	33,445.12	5,394.39
1,288		10Aug06	1610	PCS4000 SN: 6A1190E	46,201.25	39,784.41	6,416.84
1,290		10Oct06	1610	PBS11C SN: 4C637TC	37,159.84	29,934.31	7,225.53
1,292	2476	31Oct06	1610	EVO 150 w/MCA Package with work station	108,879.39	52,625.04	56,254.35
1,309		15Mar07	1610	Assy(refurbished), laser module	17,293.42	12,009.31	5,284.11
1,312		01Nov04	1610	PCS4000	44,173.43	44,173.43	0.00
1,317		15Jun07	1610	Assy(refurbished), laser module-reduction in price FA#1309	-1,151.92	-703.95	-447.97
1,318	02467	31Oct07	1610	PCS 4000 SELDI Enterprise edition, w/Barcode scanner, data mgr&doc package	69,873.61	32,995.87	36,877.74
1,319		14Sep07	1610	PCS 4000, LASER MODULE	16,185.69	8,542.44	7,643.25
1,320	02468	31Oct07	1610	PCS 4000 SELDI Enterprise edition, w/Barcode scanner, data mgr&doc package	69,873.61	32,995.87	36,877.74
1,322	02466	31Oct07	1610	PCS 4000 SELDI Enterprise edition, w/Barcode scanner, data mgr&doc package	69,873.61	32,995.87	36,877.74
1,323	02469	31Oct07	1610	PCS 4000 SELDI Enterprise edition, w/Barcode scanner, data mgr&doc package	69,873.61	32,995.87	36,877.74

System	Asset	Acquisition			Acquisition	Accumulated
Number	Tag	Date	Account	Description	Value	Depreciation	Net Book Value
1,324	02470	31Oct07	1610	PCS 4000 SELDI Enterprise edition, w/Barcode scanner, data mgr&doc package	69,873.62	32,995.88	36,877.74
1,325	02471	03Oct07	1610	Scotsman model AFE400AE-1H flake ice machine	3,741.00	1,122.30	2,618.70
1,326	02472	31Oct07	1610	Demo instrument freedom EVO 200 SN 491	100,565.48	47,489.25	53,076.23
1,334	N/A	02Dec08	1610	BN II Nephelometer, #07235	47,562.50	2,378.12	45,184.38

					1,965,612.69	1,479,314.28	486,298.41
163	01636	31Jul00	1620	HP Laser Jet 4050TN Printer	2,896.76	2,896.76	0.00
164	01637	31Jul00	1620	HP Laser Jet 4050TN Printer	2,896.76	2,896.76	0.00
165	01638	31Jul00	1620	HP Laserjet 4050TN Printer and Accessories	2,896.76	2,896.76	0.00
250	01394	30Nov00	1620	Laptop — Dell Lattitude C600 Laptops	4,250.14	4,250.14	0.00
290	01259	31Jan01	1620	Laptop — Lattitude C600 700 MHZ	2,674.01	2,674.01	0.00
407	01705	12Sep01	1620	Infocus LP130 Prem Digital Projector	4,476.05	4,476.05	0.00
503	2394	31Mar02	1620	PowerEdge 2550, Pentium, 1.4 GHz, 512K Cache Server	4,587.95	4,587.95	0.00
504	01812	31Mar02	1620	244131, 3CO-3C17700-US, 3COM Switches	5,027.96	5,027.96	0.00
555	01857	02May02	1620	Avocent DSR2161 2/U DIG-1/U LOCAL 16 KVM Hardware	4,699.65	4,699.65	0.00
606	2391	13Jun02	1620	PowerEdge 1650, Pentium III-T, 1.4GHz, 512K Cache, Base Server	5,383.31	5,383.31	0.00
608	2392	13Jun02	1620	PowerEdge, 1650, Pentium III-T, 1.4GHz, 512K Cache, Base Server	5,383.32	5,383.32	0.00
610	02435	19Jun02	1620	PowerEdge 2650, 2.2 GHz/512K Cache Xeon Server File 01	4,209.07	4,209.07	0.00
660	01411	07Aug02	1620	Back Up System — PowerVault 128T, 5U, Rack, 1 Drive, LTO	10,654.57	10,654.57	0.00
700	2393	23Oct02	1620	PowerEdge 1650, Pentium, III-T, 1.4GHz, 512K Cache Base Server	5,095.04	5,095.04	0.00
747	02060	15Jan03	1620	PowerEdge 2650, 1.8GHz/512K Server	4,587.95	4,587.95	0.00
767	02126-1	26Feb03	1620	Infocus LP790HB Projector 3300 Lumen XGA	5,454.17	5,454.17	0.00
915	01942	25Sep03	1620	Laptop — Latitude D400, 1.70GHz, Pen M.	3,098.11	3,098.11	0.00
917	01943	25Sep03	1620	Laptop -Latitude D400, 1.70GHz, PEN M., 12.1 XGA, NIC	3,098.11	3,098.11	0.00
975	02276	31Dec03	1620	HP Color Laser Jet Printer — 5500DN	3,926.18	3,926.18	0.00
999	02300	30Jan04	1620	PowerEdge 2650, 3.2GHz/1MB Cache/533MHz FSB Xeon	6,993.03	6,993.03	0.00
1,000	02301	30Jan04	1620	PowerEdge 2650, 3.2GHz/1MB Cache/533MHz FSB Xeon	6,993.03	6,993.03	0.00
1,004	02245	28Jan04	1620	Laptop — Latitude D400, 1.70GHz, Pen M.	2,807.55	2,807.55	0.00
1,008	02304	19Jan04	1620	Apple PM G5/1.8 160GB 512M	4,831.20	4,831.20	0.00
1,033	02122	12Feb04	1620	Dell Workgroup Laser Printer W5300n	2,087.09	2,087.09	0.00
1,049	02228	25Mar04	1620	Laptop — Latitude D400, 1.70GHz, PEN M., 12.1XGA	2,795.82	2,795.82	0.00
1,050	02303	30Mar04	1620	Gateway 840 Storage Enclosure	7,532.05	7,532.05	0.00
1,058	2263	30Mar04	1620	Firewall Hardware — CISCO PIX 515E Chassis Fail Over	2,828.99	2,828.99	0.00
1,071	02223	09Apr04	1620	Laptop — Latitude D400, 1.70GHz, PEN M., 12.1 XGA	2,794.59	2,794.59	0.00
1,121	2299	25Jun04	1620	IT Hardware — Power VAult 136T, LTO-2	26,799.80	26,799.80	0.00
1,135	2336	14Jul04	1620	PSS 100E Dual Controller	29,729.17	29,729.17	0.00
1,173	02338	01Nov04	1620	Server — Fre VM03 Poweredge 2650	15,069.43	15,069.43	0.00
1,185	02339	11Nov04	1620	HP Procurve Switch — Network Equipment	5,167.18	5,167.18	0.00
1,266	2428	19Feb06	1620	Laptop Sony TX650P	2,542.86	2,542.86	0.00
1,269	2430	13Apr06	1620	Dell PowerEdge 1850 S/T 1CSCR91	4,292.72	4,173.48	119.24
1,270	2429	13Apr06	1620	Dell PowerEdge 1850 S/T FYTCR91	6,085.14	5,916.10	169.04
1,271	2431	30Apr06	1620	Cisco Pix 515E Chassis Failover	2,557.32	2,344.21	213.11
1,295		27Dec06	1620	Latitude D420 ST: JZB96C1	2,084.74	1,563.54	521.20

					219,287.58	218,264.99	1,022.59
359	N/A	01May01	1621	5-User MAS200 Licenses	6,480.00	6,480.00	0.00
472	N/A	21Feb02	1621	MAS Window Work Order Processing & MAS90 MRP Software	4,726.88	4,726.88	0.00
605	N/A	17Jun02	1621	5-User License for MAS200	6,495.00	6,495.00	0.00
679	02009	10Sep02	1621	TN-2224B 24-Port Digital 2W-Ref Software	2,830.84	2,830.84	0.00
722	N/A	30Nov02	1621	Prophix Software for Budget	20,357.07	20,357.07	0.00
748	N/A	16Jan03	1621	5 User License MAS200 CS	6,507.00	6,507.00	0.00
872	N/A	08May03	1621	5 User License MAS200 CS	6,495.00	6,495.00	0.00
932	N/A	30Sep03	1621	MCF SAV CUP 251-500 Software	4,391.16	4,391.16	0.00
933	N/A	30Sep03	1621	MCL ACS UPG PERP 251-500 Software	6,448.45	6,448.45	0.00

System	Asset	Acquisition			Acquisition	Accumulated
Number	Tag	Date	Account	Description	Value	Depreciation	Net Book Value
1,005	N/A	21Jan04	1621	VMWARE GSX SERVER 2 CPU V2.5 WIN EMA Software	3,088.37	3,088.37	0.00
1,038	N/A	28Feb04	1621	VMWARE GSX Server CPU V2.5 Win EMA Software	2,853.00	2,853.00	0.00
1,107	NA	31May04	1621	Windows Svr Std English SA MVL Licenses	121,687.07	121,687.07	0.00
1,175		01Nov04	1621	Titanium SQL Software	3,750.00	3,750.00	0.00
1,272		31May06	1621	SBE BES TO ENTPR BES 4.1 UPGRADE	2,773.77	2,619.68	154.09

					198,883.61	198,729.52	154.09
331	01477	31Mar01	1630	HON File Cabinets	3,152.06	3,152.06	0.00
354	01477-A	30Apr01	1630	HON File Cabinets for Accounting	4,281.72	4,281.72	0.00
357	01477-B	30Apr01	1630	HON File Cabinets for Accounting	6,410.46	6,410.46	0.00
518	N/A	01Mar02	1630	3 Creative Wood 72" Credenzas	3,989.41	3,989.41	0.00
805	N/A	30Apr03	1630	13 8X8 Cubicles and 7 10X12 Cubicles	7,169.60	7,169.60	0.00
1,294		02Dec06	1630	Lateral 3 drawer 43" Fire Resistant	2,565.41	1,154.43	1,410.98
1,304		20Feb07	1630	Desk/Credenza	2,347.28	978.03	1,369.25
1,305		02Feb07	1630	Lateral 4 drawer 43" fire resistant with lock & key	2,695.91	1,168.22	1,527.69
1,328	02474	07Jan08	1630	Lateral 4 drawer 43" fire resistant with lock & key	2,689.39	672.35	2,017.04

					35,301.24	28,976.28	6,324.96
1,329	N/A	30Jun08	1640	Electrical Installation	10,550.00	3,956.25	6,593.75
1,330	N/A	30Jun08	1640	Voice and Data Install	11,887.00	4,457.62	7,429.38
1,331	N/A	30Jun08	1640	PBX Install	8,709.48	3,266.05	5,443.43
1,332	N/A	30Jun08	1640	Cubicle Design Service: 12 8x8 and 6 10x12	4,041.00	1,515.37	2,525.63
1,333	N/A	28Aug08	1640	PBX Install SYSNO 1331-Reduction in Price-Refund	-500.00	-145.83	-354.17

					34,687.48	13,049.46	21,638.02
443	02111	30Nov01	1650	PBS-II	39,014.19	39,014.19	0.00
807	02109	22Apr03	1650	Biomek 2000 Workstation	49,217.70	49,217.70	0.00
884	02251	30Jun03	1650	Autoloader PBSII+3C500TC	3,976.13	3,976.13	0.00
956	02113	30Nov03	1650	Server	2,385.32	2,385.32	0.00
1,068	02259	31Mar04	1650	Biomek 2000 w/ProteinChip	46,010.00	46,010.00	0.00
1,179	02348	01Nov04	1650	PCS4000	41,748.72	41,748.72	0.00
1,180	02349	01Nov04	1650	PCS4000	41,748.72	41,748.72	0.00
1,192	02404	31Dec04	1650	Biomek 2000 w/ ProteinChip Biomarker	46,762.50	46,762.50	0.00
1,296	02456	31Dec06	1650	Protein Chip System PCS 4000	39,587.57	39,587.57	0.00
1,299	02458	31Dec06	1650	Protein Chip System PCS 4000	43,176.27	43,176.27	0.00
1,300	02459	31Dec06	1650	Protein Chip System PCS 4000	43,176.27	43,176.27	0.00
1,301	02461	31Dec06	1650	Biomek 2000 w/ ProteinChip Biomarker	43,000.00	43,000.00	0.00
1,302	02462	31Dec06	1650	Biomek 2000 w/ ProteinChip Biomarker	43,000.00	43,000.00	0.00
1,303		31Dec06	1650	Autoloader	3,443.94	3,443.94	0.00
1,310		01Mar07	1650	Sales tax for Dec06 inventory trf #1296,1297,1299,1300,1301,1302,1303	22,624.03	22,624.03	0.00

					508,871.36	508,871.36	0.00

				Grand Total:	2,962,643.96	2,447,205.89	515,438.07

B6D (Official Form 6D) (12/07)

In re	Vermillion, Inc.	Case No.	09-11091

Debtor(s)
SCHEDULE D — CREDITORS HOLDING SECURED CLAIMS
     State the name, mailing address, including zip code, and last four digits of any account number of all entities holding claims secured by property of the debtor as of the date of filing of the petition. The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, and other security interests.
     List creditors in alphabetical order to the extent practicable. If a minor child is the creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed R. Bankr. P. 1007(m). If all secured creditors will not fit on this page, use the continuation sheet provided.
     If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H — Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.”
     If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns).
     Total the columns labeled “Amount of Claim Without Deducting Value of Collateral” and “Unsecured Portion, if Any” in the boxes labeled “Total(s)” on the last sheet of the completed schedule. Report the total from the column labeled “Amount of Claim Without Deducting Value of Collateral” also on the Summary of Schedules and, if the debtor is an individual with primarily consumer debts, report the total from the column labeled “Unsecured Portion, if Any” on the Statistical Summary of Certain Liabilities and Related Data.
     ☐ Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

Husband, Wife, Joint or Community
CREDITOR’S NAME AND			DATE CLAIM WAS INCURRED,
MAILING ADDRESS			NATURE OF LIEN, AND					AMOUNT OF CLAIM
INCLUDING ZIP CODE AND			DESCRIPTION AND VALUE					WITHOUT	UNSECURED
AN ACCOUNT NUMBER			OF PROPERTY					DEDUCTING VALUE	PORTION,
(See Instructions Above)	CODEBTOR	HWJC	SUBJECT TO LIEN		CONTINGENT	UNLIQUIDATED	DISPUTED	OF COLLATERAL	IF ANY
ACCOUNT NO.

Quest Diagnostics, Inc. 3 Giralda Farms Madison, NJ 07940		NA	Research and development Loan. Credit Agreement entered on July 22, 2005

			VALUE	$0.00				$10,000,000.00	$10,000,000.00

			Total(s)					$10,000,000.00	$10,000,000.00

			(Use only on last page)					(Report also on Summary of Schedules)	If applicable, report also on Statistical Summary of Certain Liabilities and Related Data)

Sheet 1 of 1 total sheets in Schedule of Creditors Holding Secured Claims

Software Copyright (c) 1996-2008 Best Case Solutions — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

B6E (Official Form 6E) (12/07)
In re	Vermillion, Inc.		Case No.	09-11091

Debtor(s)
SCHEDULE E — CREDITORS HOLDING UNSECURED PRIORITY CLAIMS
     A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority should be listed in this schedule. In the boxes provided on the attached sheets, state the name, mailing address, including zip code, and last four digits of the account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition. Use a separate continuation sheet for each type of priority and label each with the type of priority.
     The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided it he debtor chooses to do so. If a minor child is a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).
     If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H-Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.)
     Report the total of claims listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all claims listed on this Schedule E in the box labeled “Total” on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.
     Report the total of amounts entitled to priority listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all amounts entitled to priority listed on this Schedule E in the box labeled “Totals” on the last sheet of the completed schedule. Individual debtors with primarily consumer debts report this total also on the Statistical Summary of Certain Liabilities and Related Data.
     Report the total of amounts not entitled to priority listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all amounts not entitled to priority listed on this Schedule E in the box labeled “Totals” on the last sheet of the completed schedule. Individual debtors with primarily consumer debts report this total also on the Statistical Summary of Certain Liabilities and Related Data.
     Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.
TYPES OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets)
☐ Domestic Support Obligations
     Claims for domestic support that are owed to or recoverable by a spouse, former spouse, or child of the debtor, or the parent, legal guardian, or responsible relative of such a child, or a governmental unit to whom such a domestic support claim has been assigned to the extent provided in 11 U.S.C. § 507(a)(1).
☐ Extensions of credit in an involuntary case
     Claims arising in the ordinary course of the debtor’s business or financial affairs after the commencement of the case but before the earlier of the appointment of a trustee or the order for relief. 11 U.S.C. § 507(a)(3).
☑ Wages, salaries, and commissions
     Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $10,950* per person earned within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. § 507(a)(4).

Name	Address	Type	Amount
Gail Page	REDACTED	Severance	$10,950

Simon Shorter	REDACTED	Severance	$10,950

Qun Zhou	REDACTED	Severance	$10,950

Sue Carruthers	REDACTED	Severance	$5,447
Sheet 1 of 2 total sheets in Schedule of
Creditors Holding Unsecured Priority Claims

Software Copyright (c) 1996-2008 Best Case Solutions — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

B6E (Official Form 6E) (12/07) — Cont.
In re	Vermillion, Inc.		Case No.	09-11091

Debtor(s)
SCHEDULE E — CREDITORS HOLDING UNSECURED PRIORITY CLAIMS
(Continuation Sheet)
☐ Contributions to employee benefit plans
     Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. § 507(a)(5).
☐ Certain farmers and fishermen
     Claims of certain farmers and fishermen, up to 5,400* per farmer or fisherman, against the debtor, as provided in 11 U.S.C. § 507(a)(6).
☐ Deposits by individuals
     Claims of individuals up to $2,425* for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11 U.S.C. § 507(a)(7).
☐ Taxes and Certain Other Debts Owed to Governmental Units
     Taxes, customs duties, and penalties owing to federal, state, and local governmental units as set forth in 11 U.S.C. §507(a)(8).
☐ Commitments to Maintain the Capital of an Insured Depository Institution
     Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. § 507(a)(9).
☐ Claims for Death or Personal Injury While Debtor Was Intoxicated
     Claims for death or personal injury resulting from the operation of a motor vehicle or vessel while the debtor was intoxicated from using alcohol, a drug, or another substance. 11 U.S.C. § 507(a)(10).

*	Amounts are subject to adjustment on April 1, 2010, and every three years thereafter with respect to cases commenced on or after the date of adjustment.
Sheet 2 of 2 total sheets in Schedule of
Creditors Holding Unsecured Priority Claims

Software Copyright (c) 1996-2008 Best Case Solutions — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

B6F (Official Form 6F) (12/07)
In re	Vermillion, Inc.		Case No.	09-11091

Debtor(s)
SCHEDULE F — CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
     State the name, mailing address, including zip code, and last four digits of any account number of all entities holding unsecured claims without priority against the debtor, as of the date of filing of the petition. The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. If a minor child is a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m). Do not include claims listed in Schedules D and E. If all creditors will not fit on this page, use the continuation sheet provided.
     If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H — Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.”
     If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns).
     Report the total of all claims listed on this schedule in the box labeled “Total” on the last sheet of the completed schedule. Report this total also on the Summary of Schedules and, if the debtor is an individual with primarily consumer debts, report this total also on the Statistical Summary of Certain Liabilities and Related Data.
☐ Check this box if debtor has no creditors holding secured claims to report on this Schedule F.

		Husband,
		Wife, Joint , or
		Community
			DATE CLAIM WAS
CREDITOR’S NAME,			INCURRED AND
MAILING ADDRESS			CONSIDERATION FOR
INCLUDING ZIP CODE,			CLAIM.
AND ACCOUNT NUMBER			IF CLAIM IS SUBJECT TO				AMOUNT OF
(See instructions above.)	CODEBTOR	HWJC	SETOFF, SO STATE.	CONTINGENT	UNLIQUIDATED	DISPUTED	CLAIM
Airesprings Inc. PO Box 7420 Van Nuys, CA 91409-7420		NA	Trade debt				4.71

American Express CPC Remittance Processing 2975W. Corporate Lakes Blvd. Weston, FL 33331		NA	Trade debt				1,043.47

Applied Clinical Intelligence 225 City Avenue Suite 15 Bala Cynwyd, PA 19004		NA	Trade debt				220,746.73

AT&T Payment Center Sacramento, CA 95887		NA	Trade debt				3,096.08
Sheet 1 of 10 total sheets in Schedule of Creditors
Holding Unsecured Nonpriority Claims

Software Copyright (c) 1996-2008 Best Case Solutions — Evanston, IL — (800) 492-8037	37855	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) — Cont.
In re	Vermillion, Inc.		Case No	09-11091

Debtor(s)
SCHEDULE F — CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
(Continuation Sheet)

		Husband,
		Wife, Joint , or
		Community
			DATE CLAIM WAS
CREDITOR’S NAME,			INCURRED AND
MAILING ADDRESS			CONSIDERATION FOR
INCLUDING ZIP CODE,			CLAIM.
AND ACCOUNT NUMBER			IF CLAIM IS SUBJECT TO				AMOUNT OF
(See instructions above.)	CODEBTOR	HWJC	SETOFF, SO STATE.	CONTINGENT	UNLIQUIDATED	DISPUTED	CLAIM
Baker & McKenzie LLP One Prudential Plaza Ste #3500 130 East Randolph Drive Chicago, IL 60601		NA	Trade debt				2,438.17

Beckman Coulter, Inc. Dept. CH 10164 Palatine, IL 60055		NA	Trade debt			X	15,000.00

Bio-Rad Laboratories, Inc Life Science Group Dept. 9750 Los Angeles, CA 90084		NA	Trade debt			X	116,507.57

Bioreclamation P.O. Box 770 Hicksville, NY 11802		NA	Trade debt				6,557.62

Bowne of Los Angeles, Inc P.O. Box 79358 City of Industry, CA 91716		NA	Trade debt				1,805.00

Bruce & Co. Attn: Jeff Bruce 20 North Wacker Drive, Ste. 2414 Chicago, IL 60606		NA	4.5% Convertible Senior Notes				135,000.00

Bruce Fund Inc. Attn: Jeff Bruce 20 North Wacker Drive, Ste. 2414 Chicago, IL 60606		NA	7% Convertible Senior Notes				1,800,000.00
Sheet 2 of 10 total sheets in Schedule of Creditors
Holding Unsecured Nonpriority Claims

Software Copyright (c) 1996-2008 Best Case Solutions — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) — Cont.
In re	Vermillion, Inc.		Case No	09-11091

Debtor(s)
SCHEDULE F — CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
(Continuation Sheet)

		Husband,
		Wife, Joint , or
		Community
			DATE CLAIM WAS
CREDITOR’S NAME,			INCURRED AND
MAILING ADDRESS			CONSIDERATION FOR
INCLUDING ZIP CODE,			CLAIM.
AND ACCOUNT NUMBER			IF CLAIM IS SUBJECT TO				AMOUNT OF
(See instructions above.)	CODEBTOR	HWJC	SETOFF, SO STATE.	CONTINGENT	UNLIQUIDATED	DISPUTED	CLAIM
Certified Compliance Solutions Inc. 16787 Bernardo Center Drive #A-1 San Diego, CA 92128		NA	Trade debt				6,072.10

CIT Technologies P.O. Box 100706 Pasadena, CA 91189		NA	Trade debt				336.82

Computer Patent Annuities CPA House, 11-15 Seaton Place St. Helier, Jersey JE1 1BL Channel Islands, Great Britain		NA	Trade debt				4,911.76

Control Solutions Attn: Accounts Receivable 400 Amherst St. Suite 201 Nashua, NH 03063		NA	Trade debt				4,040.22

Deerfield International Limited Attn: Robert Olan 780 3rd Avenue 37th Floor New York, NY 10017		NA	7% Convertible Senior Notes				1,560,000.00

Deerfield Partners, L.P. Attn: Robert Olan 780 3rd Avenue 37th Floor New York, NY 10017		NA	7% Convertible Senior Notes				1,440,000.00

Deloitte Tax, LLP P.O. Box 2079 Carol Stream, IL 60132		NA	Trade debt				107,971.00
Sheet 3 of 10 total sheets in Schedule of Creditors
Holding Unsecured Nonpriority Claims

Software Copyright (c) 1996-2008 Best Case Solutions — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) — Cont.
In re	Vermillion, Inc.		Case No	09-11091

Debtor(s)
SCHEDULE F — CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
(Continuation Sheet)

		Husband,
		Wife, Joint , or
		Community
			DATE CLAIM WAS
CREDITOR’S NAME,			INCURRED AND
MAILING ADDRESS			CONSIDERATION FOR
INCLUDING ZIP CODE,			CLAIM.
AND ACCOUNT NUMBER			IF CLAIM IS SUBJECT TO				AMOUNT OF
(See instructions above.)	CODEBTOR	HWJC	SETOFF, SO STATE.	CONTINGENT	UNLIQUIDATED	DISPUTED	CLAIM
Edwards Angell Palmer & Dodge LLP P.O. Box 40956 Hartford, CT 06150		NA	Trade debt				132,318.60

ENDSIGHT 1440 Fourth Street, Suite B Berkeley, CA 94710		NA	Trade debt				10,125.00

E*Trade Financial Corporate Services Attn: Accounts Receivable P.O. Box 3512 Arlington, VA 22203		NA	Trade debt				8,396.62

Facilities Maintenances Svcs 266 Gifford Avenue San Jose, CA 95110		NA	Trade debt				329.00

Fedex ERS P.O. Box 371741 Pittsburgh, PA 15250		NA	Trade debt				246.36

Foley & Lardner 3000 K Street, N.W. Suite 500 Washington, DC 20007		NA	Trade debt				34,646.56

Gail Page REDACTED		NA	Severance				353,050.00
Sheet 4 of 10 total sheets in Schedule of Creditors
Holding Unsecured Nonpriority Claims

Software Copyright (c) 1996-2008 Best Case Solutions — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) — Cont.
In re	Vermillion, Inc.		Case No	09-11091

Debtor(s)
SCHEDULE F — CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
(Continuation Sheet)

		Husband,
		Wife, Joint , or
		Community
			DATE CLAIM WAS
CREDITOR’S NAME,			INCURRED AND
MAILING ADDRESS			CONSIDERATION FOR
INCLUDING ZIP CODE,			CLAIM.
AND ACCOUNT NUMBER			IF CLAIM IS SUBJECT TO				AMOUNT OF
(See instructions above.)	CODEBTOR	HWJC	SETOFF, SO STATE.	CONTINGENT	UNLIQUIDATED	DISPUTED	CLAIM
Global Cross Conferencing Dept 518 Denver, CO 80291		NA	Trade debt				178.70

Gouffrant, Cecile REDACTED		NA	Trade debt				1,425.00

Highbridge International LLC Attn: Eric Colandrea 9 W. 57th Street, 27th Floor New York, NY 10019		NA	7% Convertible Senior Notes				11,100,000.00

HSBC Bank USA P.O. Box 5875 Hicksville, NY 11802		NA	Trade debt				14,699.01

Hyman, Phelps & McNamara. P.C Attn: Accounting 700 13th Street, Suite 1200 Washington, DC 20005		NA	Trade debt				1,400.00

Iron Mountain P.O. Box 601002 Los Angeles, CA 90060-1002		NA	Trade debt				354.29

John Hopkins University Attn: Kim Nguyen John Hopkins Tec. Transfer 100 North Charles St., 5th Floor Baltimore, MD 21201		NA	Trade debt				323,260.00
Sheet 5 of 10 total sheets in Schedule of Creditors
Holding Unsecured Nonpriority Claims

Software Copyright (c) 1996-2008 Best Case Solutions — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) — Cont.
In re	Vermillion, Inc.		Case No	09-11091

Debtor(s)
SCHEDULE F — CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
(Continuation Sheet)

		Husband,
		Wife, Joint , or
		Community
			DATE CLAIM WAS
CREDITOR’S NAME,			INCURRED AND
MAILING ADDRESS			CONSIDERATION FOR
INCLUDING ZIP CODE,			CLAIM.
AND ACCOUNT NUMBER			IF CLAIM IS SUBJECT TO				AMOUNT OF
(See instructions above.)	CODEBTOR	HWJC	SETOFF, SO STATE.	CONTINGENT	UNLIQUIDATED	DISPUTED	CLAIM
Landrover Capital Dept 193901 P.O. Box 55000 Detroit, MI 48355-1939		NA	Trade debt				1,363.77

MD Anderson Cancer Center Attn: Susan Z. Murray Office of CME&Conference 1515 Holcombe Blvd. Houston, TX 77030		NA	Trade debt				28,000.00

Messagelabs, Inc 512 7th Ave, Six Floor New York, NY 10018		NA	Trade debt				337.5

Montgomery Professional Services Corp File # 031052 P.O. Box 60000 San Francisco, CA 94160		NA	Trade debt				5,760.00

Oaktree Capital Management L.P. Attn: Andrew Watts 333 South Grand Avenue 26th Floor
Los Angeles, CA 90071		NA	4.5% Convertible Senior Notes				2,365,000.00

Paul, Hastings, Janofsky 1117 S. California Ave Palo Alto, CA 94304		NA	Trade debt				159,639.18
Sheet 6 of 10 total sheets in Schedule of Creditors
Holding Unsecured Nonpriority Claims

Software Copyright (c) 1996-2008 Best Case Solutions — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) — Cont.
In re	Vermillion, Inc.		Case No	09-11091

Debtor(s)
SCHEDULE F — CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
(Continuation Sheet)

		Husband,
		Wife, Joint , or
		Community
			DATE CLAIM WAS
CREDITOR’S NAME,			INCURRED AND
MAILING ADDRESS			CONSIDERATION FOR
INCLUDING ZIP CODE,			CLAIM.
AND ACCOUNT NUMBER			IF CLAIM IS SUBJECT TO				AMOUNT OF
(See instructions above.)	CODEBTOR	HWJC	SETOFF, SO STATE.	CONTINGENT	UNLIQUIDATED	DISPUTED	CLAIM
PG & E P. O. Box 997300 Sacramento, CA 95899		NA	Trade debt				1,368.71

Praxair Distribution, Inc Dept. LA 21511 Pasadena, CA 91185-1511		NA	Trade debt				24.28

Precision Med. Inc. 132 N. Acacia Avenue Solana Beach, CA 92075		NA	Trade debt				53,336.09

PricewaterhouseCoopers LLP P.O. Box 310001-0068 Pasadena, CA 91110		NA	Trade debt				45,000.00

Principal Life Group PLIC- SBD Grand Island P.O.Box 10372 Des Moines, IA 50306-0372		NA	Trade debt				197.63

PR. Newswire G.P.O. Box 5897 New York, NY 10087-5897		NA	Trade debt				1,732

Processworks Inc. P.O. Box 712748 Cincinatti, OH 45271-2748		NA	Trade debt				50.00
Sheet 7 of 10 total sheets in Schedule of Creditors
Holding Unsecured Nonpriority Claims

Software Copyright (c) 1996-2008 Best Case Solutions — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) — Cont.
In re	Vermillion, Inc.		Case No	09-11091

Debtor(s)
SCHEDULE F — CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
(Continuation Sheet)

		Husband,
		Wife, Joint , or
		Community
			DATE CLAIM WAS
CREDITOR’S NAME,			INCURRED AND
MAILING ADDRESS			CONSIDERATION FOR
INCLUDING ZIP CODE,			CLAIM.
AND ACCOUNT NUMBER			IF CLAIM IS SUBJECT TO				AMOUNT OF
(See instructions above.)	CODEBTOR	HWJC	SETOFF, SO STATE.	CONTINGENT	UNLIQUIDATED	DISPUTED	CLAIM
Professional Life and Casualty Attn: Jeff Bruce 20 North Wacker Drive, Ste. 2414
Chicago, IL 60606		NA	7% Convertible Senior Notes				600,000.00

Prologis Limited Partnership — I 4545 Airport Way Denver, CO 80239		NA	Trade debt				36.45

PurchasePower P.O. Box 856042 Louisville, Kentucky 40285		NA	Trade debt				206.99

Qun Zhou REDACTED		NA	Severance				71,450.00

Ross 3, Inc 30514 Knightong Drive Farmington hills, MI 48331		NA	Trade debt				5,500.00

Sigma-Aldrich Inc. P.O.Box 535182 Atlanta, GA 30353		NA	Trade debt				1,901.19

Simon Shorter REDACTED		NA	Severance				142,050.00
Sheet 8 of 10 total sheets in Schedule of Creditors
Holding Unsecured Nonpriority Claims

Software Copyright (c) 1996-2008 Best Case Solutions — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) — Cont.
In re	Vermillion, Inc.		Case No	09-11091

Debtor(s)
SCHEDULE F — CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
(Continuation Sheet)

		Husband,
		Wife, Joint , or
		Community
			DATE CLAIM WAS
CREDITOR’S NAME,			INCURRED AND
MAILING ADDRESS			CONSIDERATION FOR
INCLUDING ZIP CODE,			CLAIM.
AND ACCOUNT NUMBER			IF CLAIM IS SUBJECT TO				AMOUNT OF
(See instructions above.)	CODEBTOR	HWJC	SETOFF, SO STATE.	CONTINGENT	UNLIQUIDATED	DISPUTED	CLAIM
Sue Carruthers REDACTED		NA	Severance				25,057.00

ThinkPanmure, LLC 600 Montgomery Street 3rd Floor San Francisco, CA 94111		NA	Trade debt				77,814.76

Thomson Financial LLC 195 Broadway, 7th Floor New York, NY 10007		NA	Trade debt				2,949.00

Townsend and Townsend and Crew Two Embarcadero Center 8th Floor San Francisco, CA 94111		NA	Trade debt				90,947.56

U.S. Bank Attn: Paul Briggs CM 9705 PO Box 70870			Interest on the 4.5% and 7%
Saint Paul, MN 55170		NA	Convertible Senior Notes				633,750.00

Vision Service Plan ( CA) P.O. Box 45210 San Francisco, CA 94145		NA	Trade debt				52.74

VWR International Inc. P.O. Box 31001-1257 Pasadena, CA 91110		NA	Trade debt				25.86
Sheet 9 of 10 total sheets in Schedule of Creditors
Holding Unsecured Nonpriority Claims

Software Copyright (c) 1996-2008 Best Case Solutions — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

B6F (Official Form 6F) (12/07) — Cont.
In re	Vermillion, Inc.		Case No	09-11091

Debtor(s)
SCHEDULE F — CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
(Continuation Sheet)

Husband,
Wife, Joint , or
Community
DATE CLAIM WAS
CREDITOR’S NAME,			INCURRED AND
MAILING ADDRESS			CONSIDERATION FOR
INCLUDING ZIP CODE,			CLAIM.
AND ACCOUNT NUMBER			IF CLAIM IS SUBJECT TO				AMOUNT OF
(See instructions above.)	CODEBTOR	HWJC	SETOFF, SO STATE.	CONTINGENT	UNLIQUIDATED	DISPUTED	CLAIM
Wells Fargo Shareowner Services P.O. Box 64875 St. Paul, MN 55164		NA	Trade debt				1,404.16

			Total				$21,749,642.25
See Exhibit for complete trade debt list			(Use only on last page of the completed Schedule F.) (Report also on Summary of Schedules and, if applicable, on the Statistical Summary of Certain Liabilities and Related Data.)
Sheet 10 of 10 total sheets in Schedule of Creditors
Holding Unsecured Nonpriority Claims

Software Copyright (c) 1996-2008 Best Case Solutions — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

B6G (Official Form 6G) (12/07)

In re	Vermillion, Inc.		Case No.	09-11091

Debtor(s)
SCHEDULE G — EXECUTORY CONTRACTS AND UNEXPIRED LEASES
     Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests. State nature of debtor’s interest in contract, i.e., “Purchaser,” “Agent,” etc. State whether debtor is the lessor or lessee of a lease. Provide the names and complete mailing addresses of all other parties to each lease or contract described. If a minor child is a party to one of the leases or contracts, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).
Check this box if debtor has no executory contracts or unexpired leases.

NAME AND MAILING ADDRESS,	DESCRIPTION OF CONTRACT OR LEASE AND
INCLUDING ZIP CODE,	NATURE OF DEBTOR’S INTEREST. STATE
OF OTHER PARTIES TO LEASE OR CONTRACT.	WHETHER LEASE IS FOR NONRESIDENTIAL
REAL PROPERTY. STATE CONTRACT
NUMBER OF ANY GOVERNMENT CONTRACT.
See Schedule G- Exhibit 1
Sheet 1 of 1 total sheets in Schedule of
Executory Contracts and Unexpired Leases

Software Copyright (c) 1996-2008 Best Case Solutions — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

Schedule G — Exhibit 1

PARTY A	PARTY B	NAME OF AGREEMENT	ADDRESS OF PARTY
ACE Fire Underwriters Insurance Company	Vermillion, Inc.	Workers’ Compensation Insurance	PO Box 31083, Tampa FL 33631

ADP	Ciphergen Biosystems, Inc.	Service Level Agreement	820 N. McCarthy Blvd., Milpitas, CA 95035

Anthem Blue Cross	Vermillion, Inc.	Group Benefit Agreement	P.O. BOX 54630, Los Angeles CA 90054-0630

Applied Clinical Intelligence	Ciphergen Biosystems, Inc.	Consulting Agreement	225 City Avenue, Suite 15, Bala Cynwyd, PA 19004

AT&T Wireless	Ciphergen Biosystems, Inc.	Corporate Agreement to provide telephone services	P.O. BOX 5019, Carol Stream IL 60197-5019

Baker & McKenzie	Ciphergen Biosystems, Inc.	Engagement Letter	One Prudential Plaza, Suite 3500, 130 East Randolph Drive, Chicago, IL 50501-6384

Barkhurst, David	Vermillion, Inc.	Consulting Agreement	REDACTED

Bast, Robert C.	Ciphergen Biosystems, Inc.	Scientific Advisory Board and Diagnostics Consulting Agreement	14 Memorial Point Lane, Houston TX 77024

Baylor College of Medicine	Ciphergen Biosystems, Inc.	Consent Agreement	One Baylor Plaza, Houston, Texas 77030

Bio-Rad Laboratories, Inc.	Ciphergen Biosystems, Inc.	Asset Purchase Agreement	1000 Alfred Nobel Drive, Hercules, CA 04547

Bioreg Technologies, LLC (Rhonda Moe)	Ciphergen Biosystems, Inc.	Consulting Agreement	1022 Ocean Lane, Imperial Beach, CA 91932

Burns, James S.	Ciphergen Biosystems, Inc.	Indemnification Agreement	REDACTED

Carl, Marybeth	Vermillion, Inc.	Consulting Agreement	REDACTED

Carruthers, Susan	Vermillion, Inc.	Consulting Agreement	REDACTED

Certified Compliance Solutions, Inc.	Vermillion, Inc.	Consulting Agreement	16787 Bernardo Center Drive, Suite A-1, San Diego, CA 92128

Chan, Daniel	Ciphergen Biosystems, Inc.	Scientific Advisory Board and Diagnostics Consulting Agreement	REDACTED

Chavez, Jesus	Vermillion, Inc.	Consulting Agreement	REDACTED

Cintas	Ciphergen Biosystems, Inc.	Standard Uniform Rental Service Agreement	P.O. Box 633842, Cincinnati OH 45263-3842

CIT Technology Financing Services, Inc.	Ciphergen Biosystems, Inc.	Lease Agreement on Photocopier	P.O. Box 100706, Pasadena CA 91189-0706

Colorado Prevention Center	Vermillion, Inc.	Master Clinical Services Agreement	789 Shereman Street, Suite 200, Denver CO 80203

Computer Patent Annuities	Ciphergen Biosystems, Inc.	Patent renewal service	CPA House, 11-15 Seaton Place, St. Helier, Jersey JE1 lBL, Channel Islands

Cooke, John P.	Vermillion, Inc.	Consulting Agreement	REDACTED

Schedule G — Exhibit 1

PARTY A	PARTY B	NAME OF AGREEMENT	ADDRESS OF PARTY
Copenhagen University Hospital	Ciphergen Biosystems, Inc.	Amendment 1 to Research and License Agreement Between Clinic of Gynecology and Clinic of Oncology, Rigshospitalet	Nørregade 10, DK-1165 Copenhagen Denmark

Copyright Clearance Center	Ciphergen Biosystems, Inc.	Copyright agreement	222 Rosewood Drive, Danvers MD 01923

Creech, William	Vermillion, Inc.	Consulting Agreement	REDACTED

E*Trade Financial	Ciphergen Biosystems, Inc.	Master Agreement	PO Box 3512, Arlington, VA 22203

EndSight	Ciphergen Biosystems, Inc.	Computer & Network Consulting Services	1440 Fourth Street, Suite B, Berkeley, CA 94710

Federal Insurance Company ( Chubb)	Vermillion, Inc.	Commercial General Liabiltiy Insurance Policy# 35326826	15 Mountain View Road, Warren, NJ 07059

Federal Insurance Company ( Chubb)	Vermillion, Inc.	Worldwide Umbrella Liability Insurance Policy#79217680	15 Mountain View Road, Warren, NJ 07059

Federal Insurance Company ( Chubb)	Vermillion, Inc.	Employment Practice liability Insurance Policy#81468061	15 Mountain View Road, Warren, NJ 07059

Federal Insurance Company ( Chubb)	Vermillion, Inc.	Commercial Automobile Insurance Policy#73240204	15 Mountain View Road, Warren, NJ 07059

Ford, Fiona	Vermillion, Inc.	Consulting Agreement	REDACTED

Harper, Maribeth	Vermillion, Inc.	Consulting Agreement	REDACTED

Health Discovery Corporation	Ciphergen Biosystems, Inc.	Consulting Agreement	2 East Bryan Street, Suite 601, Savannah GEORGIA, 31401

Iron Mountain	Ciphergen Biosystems, Inc.	Agreement for Storage of off-site materials	P.O. BOX 601002, Los Angeles CA 90060-1002

Johns Hopkins University	Molecular Analytical Systems, Inc.	Technology Transfer Agreement	733 North Broadway, Suite 117, Baltimore, MD 21205

Johns Hopkins University	Vermillion, Inc.	Collaborative Agreement Extension	733 North Broadway, Suite 117, Baltimore, MD 21205

Johns Hopkins University	Ciphergen Biosystems, Inc.	Joint Defense Agreement	733 North Broadway, Suite 117, Baltimore, MD 21205

Johns Hopkins University	Ciphergen Biosystems, Inc.	Label License Waiver to Dr. Cotter (replaces voided waiver dated May 27, 2005)	733 North Broadway, Suite 117, Baltimore, MD 21205

Johns Hopkins University	Ciphergen Biosystems, Inc.	Patent and License Agreement	733 North Broadway, Suite 117, Baltimore, MD 21205

Johns Hopkins University, The University of Texas System, The University of Texas M. D. Anderson Cancer Center	Ciphergen Biosystems, Inc.	Research and License Agreement	733 North Broadway, Suite 117, Baltimore, MD 21205

Landess, Tina	Vermillion, Inc.	Consulting Agreement	REDACTED

Leda Consulting	Vermillion, Inc.	Business Development consulting agreement	280 41st Street, Oakland CA 94611

Malloy & Associates	Vermillion, Inc.	Consulting Agreement	354 Whites Landing, Long Beach, CA 90803

Schedule G — Exhibit 1

PARTY A	PARTY B	NAME OF AGREEMENT	ADDRESS OF PARTY
MAS (Baylor College of Medicine)	Ciphergen Biosystems, Inc.	Agreement for the Provision of Executive Search and Consulting Services for CFO	101 First Street, Suite 478, Los Altos, CA 94022

MAS (Illiumesys Pacific)	Molecular Analytical Systems, Inc.	Technology Transfer Agreement	101 First Street, Suite 478, Los Altos, CA 94022

McKool Smith	Ciphergen Biosystems, Inc.	Engagement Agreement	300 Crescent Court, Suite 1500, Dallas, TX 75201

Medmarc Casualty Insurance Company	Vermillion, Inc.	Product Liability Insurance Policy#08CA380082	14280 Park Meadow Drive, Suite 300, Chantilly, VA 20151

Messagelabs	Ciphergen Biosystems, Inc.		512 Seventh Avenue, 6th Floor, NY NY 10018

Messagelabs	Ciphergen Biosystems, Inc.	Customer Agreement	512 Seventh Avenue, 6th Floor, NY NY 10018

Microsoft	Ciphergen Biosystems	Master Agreement	PO Box 810, Buffalo, NY 14207

Microsoft Business	Ciphergen Biosystems, Inc.	Volume Licensing	PO Box 810, Buffalo, NY 14207

Microsoft Select License	Ciphergen Biosystems, Inc.	Contract Agreement	PO Box 810, Buffalo, NY 14207

Molecular Analytical Systems, Inc.	Ciphergen Biosystems, Inc.	Contract Agreement	101 First Street, Suite 478, Los Altos, CA 94022

Morgan Stanley	Ciphergen Biosystems, Inc.	Settlement Agreement	2 Theatre Square, Suite 2/322 Orinda, CA 94563

Morgan Stanley	Ciphergen Biosystems, Inc.	Retirement Plan (401K) Non-Std PS Plan	2 Theatre Square, Suite 2/322 Orinda, CA 94563

Nair & Co.	Ciphergen Biosystems, Inc.	Termination of Administration Agreements	Whitefriars, Lewins Mead, Bristol BS1 2NT, UK

Navigators Insurance Co	Vermillion, Inc.	Directors & Officers Insurance Policy #NY08DOL601993IV	One Penn Plaza, New York, NY 10119

Ohio State University Research Foundation, The	Ciphergen Biosystems, Inc.	Exclusive Cfommercialization License Agreement	1960 Kenny Road, Columbus, OHIO 43210

Ohio State University Research Foundation, The	Ciphergen Biosystems, Inc.	Amendment 1 to Exclusive Commercialization License Agreement	1960 Kenny Road, Columbus, OHIO 43210

Oppenheimer & Co. Inc.	Ciphergen Biosystems, Inc.	Engagement letter — re fairness opinion on terms of sale of assets to Bio-Rad	125 Broad Street, New York, NY 10004

Oppenheimer & Co. Inc.	Ciphergen Biosystems, Inc.	Engagement letter — re Recapitalization and Convertible Promissory Notes	125 Broad Street, New York, NY 10004

Oppenheimer & Co. Inc.	Ciphergen Biosystems, Inc.	Letter entitled “Placement Agent Agreement” — to sell up to $25 Million of Common Stock and Warrants	125 Broad Street, New York, NY 10004

Oppenheimer & Co. Inc. — Individual Employees	Ciphergen Biosystems, Inc.	Letter re Warrants exercisable into 100,000 shares	125 Broad Street, New York, NY 10004

Page, Gail	Vermillion, Inc.	Consulting Agreement	REDACTED

Schedule G — Exhibit 1

PARTY A	PARTY B	NAME OF AGREEMENT	ADDRESS OF PARTY
Page, Gail	Vermillion, Inc.	Severance Agreement	REDACTED

Pallis Communications, Inc. (Kathy C. Pallis)	Vermillion Inc.	Consulting Agreement	87 Encantado Loop, Santa Fe NM 87508
Paul Hastings Janowsky & Walker LLP	Ciphergen Biosystems, Inc.	Corporate Agreement to provide legal services	Five Palo Alto Square, Palo Alto, CA 94306

Praxair Distribution, Inc.	Abiotic Systems, Inc.	Consulting Agreement	Dept LA 21511, Pasadena CA 91185-1511

PrecisionMed International	Ciphergen Biosystems, Inc.	Product Supply Agreement	132 North Acacia Avenue, Solana Beach, CA 92075

PricewaterhouseCoopers	Ciphergen Biosystems, Inc.	Consulting Agreement	Ten Almaden Boulevard, Suite 1600, San Jose, CA 95113

PricewaterhouseCoopers	Ciphergen Biosystems, Ltd.	Engagement Letter	Ten Almaden Boulevard, Suite 1600, San Jose, CA 95113

Prologis Limited Partner	Vermillion, Inc.	Rental Agreement	4545 Airport Way, Denver CO 80239

Public Storage	Vermillion, Inc.	Storage Agreement	42101 Albrae Street, Fremont CA 94538-3123

Quest Diagnostics Incorporated	Ciphergen Biosystems, Inc.	Strategic Alliance Agreement	3 Giralda Farms, Madison, NJ 07940

Quinn Emannuel Urquihart Oliver & Hedges LLP	Vermillion, Inc.	Engagement Letter	50 California Street, 22nd Floor, San Francisco, CA 94111

Sage Software, Inc.	Ciphergen Biosystems, Inc.	Agreement for Accounting System (MAS 90)	PO Box 849887, Dallas, TX 75284-9887

Sheibani, Nadia	Ciphergen Biosystems, Inc.	Consulting Agreement	REDACTED

Shorter, Simon	Vermillion, Inc.	Consulting Agreement	REDACTED

Shorter, Simon	Vermillion, Inc.	Severance Agreement	REDACTED

Silicon Valley Bank	Ciphergen Biosystems, Inc.	Engagement Letter for Legal Services	3005 Tasman Drive, Santa Clara, CA 95054

Smith, Alan	Vermillion, Inc.	Consulting Agreement	REDACTED

Stanford University	Vermillion, Inc.	Exclusive License Agreement	Stanford University School of Medicine, 300 Pasteur Drive, Stanford, CA 94305

Stericycle	Ciphergen Biosystems, Inc.	Fee Schedule Agreement	P.O. Box 9001589, Louisville KY 40290-1589

Testorff, Doug	Vermillion, Inc.	Consulting Agreement	REDACTED

Think Panmure	Vermillion, Inc.	Engagement Letter	600 Montgomery Street, 3rd Floor, San Francisco, CA 94111

Schedule G — Exhibit 1

PARTY A	PARTY B	NAME OF AGREEMENT	ADDRESS OF PARTY
Thomson Financial	Ciphergen Biosytems, Inc.	Corporate Services Client Agreement	195 Broadway, New York, NY 10007

Torres, Sarah Lyn	Ciphergen Biosystems, Inc.	Consulting Agreement	REDACTED

University of Kentucky	Ciphergen Biosystems, Inc.	Research and Collaboration Agreement	800 Rose Street, Lexington, Kentucky 40536

University of Texas M.D. Anderson Cancer Center, The	Vermillion, Inc.	Clinical Trial Site Agreement	1515 Holcombe Boulevard, Houston TX 77030

University of Texas M.D. Anderson Cancer Center, The	Ciphergen Biosystems, Inc.	Research and License Agreement	1515 Holcombe Boulevard, Houston TX 77030

University of Texas M.D. Anderson Cancer Center, The	Ciphergen Biosystems, Inc.	Research and License Agreement	1515 Holcombe Boulevard, Houston TX 77030

University of Texas M.D. Anderson Cancer Center, The	Ciphergen Biosystems, Inc.	Research and License Agreement	1515 Holcombe Boulevard, Houston TX 77030

University of Texas Medical Branch	Ciphergen Biosystems, Inc.	Research and License Agreement	301 University Boulevard, Galveston, TX 77555

Vo, Kristy	Vermillion, Inc.	Consulting Agreement	REDACTED

Wallen, William	Ciphergen Biosystems, Inc.	Extension of Term of Scientific Advisory Board & Diagnostic Consulting Agreement	IDEXX Laboratories, Inc. One Idexx Drive, Westbrook, Maine 04092

XL Specialty Insurance Company	Vermillion, Inc.	Excess Directors & Officers Insurance Policy #ELU10711308	Executive Offices, 70 Seaview Avenue, Stamford, CT 06902

Zhou Qun	Vermillion, Inc.	Consulting Agreement	REDACTED

Zhou Qun	Vermillion, Inc.	Severance Agreement	REDACTED

B6H (Official Form 6H) (12/07)

In re	Vermillion, Inc.		Case No.	09-11091

Debtor(s)
SCHEDULE H — CODEBTORS
     Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by the debtor in the schedules of creditors. Include all guarantors and co-signers. If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the eight years immediately preceding the commencement of this case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state, commonwealth, or territory. Include all names used by the nondebtor spouse during the eight years immediately preceding the commencement of this case. If a minor child is a codebtor or a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).
☑ Check this box if debtor has no codebtors.

NAME AND ADDRESS OF CODEBTOR	NAME AND ADDRESS OF CREDITOR
Sheet 1 of 1 total sheets in Schedule of Codebtors

Software Copyright (c) 1996-2008 Best Case Solutions — Evanston, IL — (800) 492-8037	Best Case Bankruptcy

B6 Declaration (Official Form 6-Declaration). (12/07)
United States Bankruptcy Court
District of Delaware

In re	Vermillion, Inc.		Case No.	09-11091

		Debtor(s)	Chapter	11
DECLARATION CONCERNING DEBTOR’S SCHEDULES
DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION OR PARTNERSHIP
     I, the Chair of the Board of Directors of the corporation named as debtor in this case, declare under penalty of perjury that I have read the foregoing summary and schedules, consisting of 45 sheets, and that they are true and correct to the best of my knowledge, information, and belief.

Date June 11, 2009	Signature	/s/ Gail S. Page
Gail S. Page
Executive Chairman of the Board of Directors

     Penalty for making a false statement or concealing property: Fine of up to $500,000 or imprisonment for up to 5 years or both.
18 U.S.C. §§ 152 and 3571.

Software Copyright (c) 1996-2006 Best Case Solutions, Inc. — Evanston, IL — (800) 492-8037	Best Case Bankruptcy